July 8, 1997


BY EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

      On behalf of Ascent Entertainment Group, Inc. (the "Company"), submitted for filing under the Securities Exchange Act of 1934, as amended, is a complete copy of a Current Report on Form 8-K, with exhibits, relating to, among other things, the Preferred Share Purchase Rights to be distributed by the Company to shareholders of record on July 10, 1997 pursuant to a dividend distribution declared on June 27, 1997.

      Please do not hesitate to contact the undersigned with any questions regarding the enclosed.

                                    Very truly yours,

                                    /s/ David B. Ehrlich

                                    David B. Ehrlich
                                    Assistant General Counsel

DBE/ml

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 27, 1997


                        ASCENT ENTERTAINMENT GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                            (State of Incorporation)


        0-27192                                      52-1930707
                                                                 Commission File
                                                                      Number(IRS
                                                                        Employer
                                                      Identification No.)

1200 SEVENTEENTH STREET, SUITE 2800
                                                             DENVER,
                                                      COLORADO
                                                      80202
                                                      (Address of Principal
                                                      Executive Officers)(Zip
                                                      Code)


                                  (303) 626-7000
                          Registrant's Telephone Number

Item 5.     Other Events.

            On June 27, 1997, Ascent Entertainment Group, Inc. ("Ascent" or the "Company") issued a press release confirming the consummation of COMSAT Corporation's spin-off of its 80.67% ownership interest in Ascent to COMSAT's shareholders through a tax-free dividend. Additionally, as noted in the release, two COMSAT officers, Allen Flower and Alan Korobov and two COMSAT directors, Edwin Colodny and Robert Schwartz, resigned as directors of Ascent and Mr. Schwartz resigned as Chairman of the Ascent Board. Immediately thereafter, the remaining members of the Ascent Board acted to set the size of the Board at six members and elected Peter Barton, James A. Cronin, III and Paul Gould as directors of Ascent and named Charlie Lyons, President and CEO of Ascent as Chairman of the Board.

            Additionally on June 27, 1997, the Board of Directors of Ascent declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on July 10, 1997 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $40.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

            Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares, (the earlier of such dates being the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights attached thereto.

            The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on July 10, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

            The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

            The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

            Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

            Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

            In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

            At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

            At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights, in whole but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any such person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

            Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

            A copy of the Rights Agreement has been filed as an Exhibit hereto. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

            On June 27, 1997, the Company's Board of Directors also approved certain amendments to the Company's Bylaws relating to, among other things, (i) procedures to be followed by stockholders to nominate director candidates, to bring business before a stockholders' meeting and to act by written consent,
(ii) eliminating the ability of stockholders to call special meetings of stockholders and (iii) indemnification of directors and officers. The Board of Directors also amended the employment agreements between the Company and two of its executive officers, and entered into employment agreements with two other executive officers. Copies of the Company's Amended and Restated Bylaws and the Employment Agreements between the Company and its executive officers have been filed as Exhibits hereto and are incorporated herein by reference.








            Item 7.Exhibits.

                              3.1Amended and Restated Bylaws of Ascent
                  Entertainment Group, Inc. as of June 27, 1997.

                              4.1Rights Agreement, dated as of June 27, 1997,
                  between Ascent Entertainment Group, Inc. and The Bank of New York.

                              10.1Amended and Restated Employment Agreement
                  by and between Ascent Entertainment Group, Inc. and Charles Lyons.

                              10.2Amended and Restated Employment Agreement
                  by and between Ascent Entertainment Group, Inc. and James
                  A. Cronin, III.

                              10.3Employment Agreement by and between Ascent
                  Entertainment Group, Inc. and Arthur M. Aaron.

                              10.4Employment Agreement by and between Ascent
                  Entertainment Group, Inc. and David A. Holden.

                              99.1Press Release, dated June 27, 1997.

                                    SIGNATURE



            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ASCENT ENTERTAINMENT GROUP, INC.


                                          By    /s/ Arthur M. Aaron
                                                Arthur M. Aaron
                                                Vice President, Business &
                                                Legal Affairs and Secretary


            Dated:July 8, 1997

                                  EXHIBIT LIST




      3.1   Amended and Restated Bylaws of Ascent
            Entertainment Group, Inc. as of June
            27, 1997.

                  4.1Rights Agreement, dated as of June 27,
            1997, between Ascent Entertainment Group,
            Inc. and The Bank of New York.

                  10.1Amended and Restated Employment Agreement
            by and between Ascent Entertainment Group, Inc. and Charles Lyons.

                  10.2Amended and Restated Employment Agreement
            by and between Ascent Entertainment Group, Inc. and James A. Cronin, III.

                  10.3Employment Agreement by and between Ascent
            Entertainment Group, Inc. and Arthur M.
            Aaron.

                  10.4Employment Agreement by and between Ascent
            Entertainment Group, Inc. and David A.
            Holden.

                  99.1Press Release, dated June 27, 1997.

                                                                     EXHIBIT 3.1
                           AMENDED AND RESTATED BYLAWS

                                       OF

                        ASCENT ENTERTAINMENT GROUP, INC.

                               as of June 27, 1997


                                   ARTICLE I.

                                     OFFICES

            The Corporation shall maintain a registered office in the State of Delaware as required by law. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II.

                            MEETINGS OF STOCKHOLDERS

            Section 1. Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such place, within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

            Section 2. Annual Meetings. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, subject to the rights of any series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation ("Preferred Stock") to elect directors under specified circumstances, and transact such other business as may properly be brought before the meeting.

            Section 3. Special Meetings. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board"). Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

            Section 4. Notice of Meetings. Written or printed notice of each meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered by the Corporation to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Section 2 of Article VI of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

            Section 5. Quorum; Adjournments of Meetings. The holders of a majority of the stock issued and outstanding and entitled to vote in the election of directors thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by the Certificate of Incorporation. However, when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. At a duly called meeting at which a quorum is present or represented, any business may be transacted until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

            Section 6. Vote; Proxy. In all matters other than the election of directors, when a quorum is present at any meeting, the vote of the holders of a majority of the shares of stock having voting power present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before such meeting, except as otherwise provided by express provision of the statutes, the Certificate of Incorporation or these Bylaws. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder on the record date set by the Board of Directors as provided for in
Section 6 of Article V of these Bylaws, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting.

            Section 7.  Notice of Stockholder Business and Nominations.

            (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

            (3)  Notwithstanding  anything in the second  sentence of  paragraph
(A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

            (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

            (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

            (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national or international news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights
(i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

            Section 8. Action in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

            Section 9. Record Date for Action by Written Consent. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

            Section 10. Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 9 of this Article II, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 9 of this
Article II represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

            Section 11. Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated written consent was received in accordance with Section 9 of this Article II, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 9 of this
Article II.

            Section 12. Stockholders Record. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III.

                                    DIRECTORS

            Section 1. Powers. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise, in addition to the powers and authorities by these Bylaws expressly conferred upon them, all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

            Section 2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, and subject to compliance with law and the provisions of the Corporation's Certificate of Incorporation, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board.

            Section 3. Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

            Section 4. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

            Section 5. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

            Section 6. Special Meetings. Special meetings of the Board of Directors shall be called by the Chairman of the Board, the President or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

            Section 7. Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least 5 days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section Article IX. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 2 of Article VI of these Bylaws.

            Section 8. Quorum. At all meetings of the Board of Directors a majority of the number of directors constituting the Whole Board shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

            Section 9. Action in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

            Section 10. Conference Call Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

            Section 11. Committees of the Board of Directors. The Board of Directors may, by resolution passed by a majority of the Whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

            In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

            Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation. Unless the resolution creating such committee or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

            Section 12. Minutes of Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                                   ARTICLE IV.

                                    OFFICERS

            Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a president, a secretary and such other officers as in its opinion are desirable for the conduct of the business of the Corporation. The Board of Directors may also choose a treasurer, one or more vice presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

            Section 2. Powers and Duties. Each of the officers of the Corporation shall, unless otherwise ordered by the Board of Directors, have such powers and duties as generally pertain to his respective office as well as such powers and duties as from time to time may be conferred upon him by the Board of Directors.

            Section 3. Compensation. The rates and method of compensation of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof.

            Section 4. Term of Office; Removal and Vacancy. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

            Section  5. Power to Vote  Stock.  Unless  otherwise  ordered by the
Board of Directors, the president of the Corporation shall have the full power and authority on behalf of the Corporation to attend and to vote at any meeting of the stockholders of any Corporation in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of their rights and powers incident to the ownership of such stock at any such meeting and shall have power and authority to execute and deliver proxies, waivers and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.

                                   ARTICLE V.

                                  CAPITAL STOCK

            Section 1. Certificates of Stock. The shares of the Corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the Corporation by, the chairman or vice chairman of the Board of Directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation.

            Section 2. Facsimile Signatures. Any or all of the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

            Section 3. Legends. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

            Section 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

            Section 5. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

            Section 6. Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stock holders of record entitled to notice of or to vote at a meeting of stock holders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

            Section 7. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE VI.

                                     NOTICES

            Section 1. Notice. Whenever, under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or by facsimile.

            Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time state therein, shall be deemed equivalent thereto.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

            Section 1. Dividends. Dividends upon the capital stock of the Corporation subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

            Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

            Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

            Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII.

                       INDEMNIFICATION; ADVANCE OF EXPENSE

            Section 1.  Right of Indemnification Generally.

            (A) Directors and Officers. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in
Section 3 of this Article VIII, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

            (B) Advance of  Expenses;  Undertaking.  Each person  referred to in
Section 1(A) of this Article VIII shall be paid by the Corporation the expenses incurred in connection with any proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that, if the General Corporation Law of the State of Delaware requires, the advancement of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) prior to the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.

            (C) Contract Right. The right to  indemnification  conferred in this
Article VIII and the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition conferred in this Article VIII each shall be a contract right.

            Section 2. Written Request; Determination of Entitlement. To obtain indemnification under this Article VIII, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 2, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within six years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a "Change of Control" as defined in Section 10 of this Article VIII, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

            Section 3. Recovery of Unpaid Claim. If a claim under Section 1 of this Article VIII is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 2 of this Article VIII has been received by the Corporation or, in the case of a claim pursuant to Section 1(B), within the 20-day period provided therein, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

            Section 4. Determination of Entitlement Binding. If a determination shall have been made pursuant to Section 2 of this Article VIII that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 3 of this
Article VIII.

            Section 5. Corporation's Stipulation of Validity. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 3 of this Article VIII that the procedures and presumptions of this
Article VIII are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article VIII.

            Section 6. Exclusivity; Subsequent Modification. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article VIII shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

            Section 7. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 8 of this Article VIII shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

            Section 8.  Other  Persons  Granted  Right of  Indemnification.  The
Corporation  may,  to the  extent  authorized  from time to time by the Board of
Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

            Section 9. Illegality; Unenforceability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any Section of this Article VIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each portion of any Section of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

            Section 10.  Definitions.  For purposes of this Bylaw:

                  (A) A "Change of Control"  shall be deemed to have occurred if
      (a) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, has become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the outstanding Common Stock of the Corporation; (b) individuals who are "Continuing Directors" (which shall mean those directors holding office as of the date the indemnified party first took office (the "Incumbent Directors") or a director who first took office subsequent thereto whose election or nomination was approved by a majority of the Incumbent Directors) cease to constitute a majority of any class of the Board of Directors; (c) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Corporation (a "Corporate Transaction"), in each case, with respect to which the stockholders of the Corporation immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, own more than 60% of the combined voting power of the Corporation resulting from such Corporate Transaction; or (d) the stockholders of the Corporation approve a complete liquidation or dissolution of the Corporation.

                  (B)   "Disinterested   Director"   means  a  director  of  the
      Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

                  (C) "Independent  Counsel" means a law firm that is nationally recognized for its experience in matters of Delaware Corporation law and shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Article VIII.

            Section 11. Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the Corporation under this Article VII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation.

                                   ARTICLE IX.

                                   AMENDMENTS

            Section 1. These Bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting.

                                                                     EXHIBIT 4.1

                        ASCENT ENTERTAINMENT GROUP, INC.

                                       and

                              THE BANK OF NEW YORK,

                                  Rights Agent

                                Rights Agreement

                            Dated as of June 27, 1997

                                TABLE OF CONTENTS
                                                                            Page


                                                                      Section 1.
                                                                         Certain
                                                                    Definitions.
                                                                     . . . . . .
                                                                      . . . . .1
Section 2.  Appointment of Rights Agent. . . . . . . .  7
                                                                  Section 3.
                                                                  Issue of
                                                                  Right
                                                                  Certificates.
                                                                  . . . . . .
                                                                  .7
Section 4.  Form of Right Certificates. . . . . . . . . 9
Section 5.  Countersignature and Registration. . . . .  10

Section 6.  Transfer, Split Up, Combination and

                  Exchange of Right Certificates;

                  Mutilated, Destroyed, Lost or

                  Stolen Right Certificates. . . . . . . . .      11

Section 7.  Exercise of Rights; Purchase Price;

                  Expiration Date of Rights. . . . . . . . .      12

Section 8.  Cancellation and Destruction of

                  Right Certificates. . . . . . . . . . . .       14

Section 9.  Availability of Preferred Shares. . . . . 14

Section 10. Preferred Shares Record Date. . . . . . . 15

Section 11. Adjustment of Purchase Price, Number of

                  Shares or Number of Rights. . . . . . . . 16

Section 12. Certificate of Adjusted Purchase Price
                  or Number of Shares. . . . . . . . . . . .      26

Section 13. Consolidation, Merger or Sale or Transfer
                  of Assets or Earning Power. . . . . . . . 26

Section 14. Fractional Rights and Fractional Shares. .      28

Section 15. Rights of Action. . . . . . . . . . . . . 29

Section 16. Agreement of Right Holders. . . . . . . . 30

Section 17. Right Certificate Holder Not Deemed a

                  Stockholder. . . . . . . . . . . . . . . .      31

Section 18. Concerning the Rights Agent. . . . . . .  31

Section 19. Merger or Consolidation or Change of

                  Name of Rights Agent. . . . . . . . . . . 32

Section 20. Duties of Rights Agent. . . . . . . . . .       33

Section 21. Change of Rights Agent. . . . . . . . . . 36

Section 22. Issuance of New Right Certificates. . . .       37

Section 23. Redemption. . . . . . . . . . . . . . . . 37

Section 24. Exchange. . . . . . . . . . . . . . . . . 38

Section 25. Notice of Certain Events. . . . . . . . .       40

Section 26. Notices. . . . . . . . . . . . . . . . . .      42

Section 27. Supplements and Amendments. . . . . . . .       43

Section 28. Successors. . . . . . . . . . . . . . . .       43

Section 29. Benefits of this Rights Agreement. . . . .      43

Section 30. Severability. . . . . . . . . . . . . . .       44

Section 31. Governing Law. . . . . . . . . . . . . . .      44

Section 32. Counterparts. . . . . . . . . . . . . . .       44

Section 33. Descriptive Headings. . . . . . . . . . . 44

                                                                     Signatures.
                                                                     . . . . . .
                                                                     . . . . . .
                                                                     . . . . . .
                                                                     . . . . .45

Exhibit A - Form of Certificate of Designations. . .

Exhibit B - Form of Right Certificate. . . . . . . .
Exhibit C - Summary of Rights to Purchase Preferred Shares

            Agreement, dated as of June 27, 1997, between As cent Entertainment Group, Inc., a Delaware corporation (the "Company"), and The Bank of New York (the "Rights Agent").

            The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share of the Company outstanding on July 10, 1997 (the "Record Date"), each Right representing the right to purchase one one-hundredth of a Preferred Share, upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date.

            Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

            Section 1. Certain Definitions. For purposes of this Rights Agreement, the following terms have the meanings indicated:

            (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person." Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Rights Agreement.

            (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement.

            (c) "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement.

            (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" any securities:

            (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)) or disposing of any securities of the Company.

            Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

            (e) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

            (f) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

            (g) "Common Shares" when used with reference to the Company shall mean the shares of common stock, par value $.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

            (h) "Company" shall have the meaning set forth in the preamble hereof.

            (i) "current per share market price" shall have the meaning set forth in Section 11(d) hereof.

            (j)  "Distribution Date" shall have the meaning set forth in
Section 3(a) hereof.

            (k) "equivalent preferred shares" shall have the meaning set forth in Section 11(b) hereof.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (m) "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

            (n) "Final  Expiration  Date"  shall have the  meaning  set forth in
Section 7(a) hereof.

            (o) "NASDAQ" shall mean the National Association of Securities Dealers, Inc. Automated Quotations System.

            (p) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            (q) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, $.01 par value, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Rights Agreement as Exhibit A.

            (r) "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

            (s) "Record Date" shall have the meaning set forth in the second paragraph hereof.

            (t)  "Redemption Date" shall have the meaning set forth in
Section 7(a) hereof.

            (u)  "Redemption Price" shall have the meaning set forth in
Section 23(a) hereof.

            (v) "Right" shall have the meaning set forth in the second paragraph hereof.

            (w)  "Right Certificate" shall have the meaning set forth in
Section 3(a) hereof.

            (x) "Rights Agent" shall have the meaning set forth in the preamble hereof.

            (y) "Security" shall have the meaning set forth in Section 11(d)(i) hereof.

            (z) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

            (aa) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

            (ab) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

            (ac) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

            Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

            Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (including any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"),
(x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right
Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

            (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration
Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

            (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

      This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Ascent Entertainment Group, Inc. and The Bank of New York, dated as of June 27, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Ascent Entertainment Group, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Ascent Entertainment Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

            With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

            Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein, but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

            Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right
Certificate, shall be a proper officer of the Company to sign such Right Certificate although at the date of the execution of this Rights Agreement any such Person was not such an officer.

            Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

            Section 6.  Transfer,  Split Up,  Combination  and Exchange of Right
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

            Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

            Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on July 10, 2007 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

            (b) The Purchase Price (the "Purchase Price") for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $40.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

            (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

            (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

            Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

            Section 9. Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

            The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

            Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

            Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

            (a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or
(D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

            (ii) Subject to Section 24 of this Rights Agreement, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Rights Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

            From and after the occurrence of such event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Rights Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.

            (iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

            (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional
Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

            (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

            (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this
Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

            (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

            (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this
Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a Preferred Share or one ten- thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

            (f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

            (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

            (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and
(B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

            (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

            (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

            (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

            (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

            (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that, it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

            (n) In the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

            Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

            Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the
Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly- owned
Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Rights Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;
(iii) the term "Company" shall thereafter be deemed to refer to such issuer; and
(iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with
Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

            Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

            (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

            (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

            Section 15. Rights of Action. All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

            Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

            (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

            (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

            (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

            Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

            Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability in the premises.

            The Rights  Agent shall be  protected  and shall incur no  liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

            Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

            In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

            Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

            (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

            (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

            (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

            (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

            (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

            (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

            (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

            (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

            (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

            Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30-days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30-days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York, in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

            Section 22. Issuance of New Right Certificates.  Notwithstanding any
of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement.

            Section 23. Redemption. (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

            (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this
Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

            Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

            (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

            (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

            (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

            Section 25. Notice of Certain Events. (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

            (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

            Section 26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  THE BANK OF NEW YORK 101 Barclay Street New York, NY 10286

            Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  Ascent Entertainment Group, Inc.
                  One Tabor Center
                  1200 Seventeenth Street, Suite 1000
                  Denver, Colorado  80202
                  Attention:  Corporate Secretary

            Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

            Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Rights Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Rights Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Rights Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known by the Company to be Beneficially Owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) and (ii) 10%.

            Section 28. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            Section 29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person, other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

            Section 30. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            Section 31. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

            Section 32. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the day and year first above written.

ATTEST:                                   ASCENT ENTERTAINMENT GROUP, INC.

                       By____________________By______________________________
                         Name:                 Name:
                         Title:                Title:

ATTEST:     THE BANK OF NEW YORK

By______________________                  By_____________________________
                                          Name:Name:
                                          Title:Title:

                                      FORM

                                       of

                           CERTIFICATE OF DESIGNATIONS
                                       of

                SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                       of

                        ASCENT ENTERTAINMENT GROUP, INC.

                         (Pursuant to Section 151 of the

                        Delaware General Corporation Law)

            Ascent Entertainment Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on June 27, 1997:

            RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock of the Corporation, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

            Series A Junior Participating Preferred Stock:

            Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 600,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

            Section 2.  Dividends and Distributions.

      (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non- cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
      (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

      (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

            Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

      (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

      (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

            Section 4.  Certain Restrictions.

      (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

      (i)  declare or pay  dividends,  or make any other  distributions,  on any
      shares  of  stock  ranking   junior   (either  as  to  dividends  or  upon
      liquidation, dissolution or winding up) to the Series A Preferred Stock;

      (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

      (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

      (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

      (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
      Section 4, purchase or otherwise acquire such shares at such time and in such manner.

            Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

            Section  6.  Liquidation,   Dissolution  or  Winding  Up.  Upon  any
liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A
Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

            Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

            Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

            IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Executive Officer and attested by its Secretary this 27th day of June, 1997.

ATTEST:


                                                By:________________________
                                                      Arthur M. AaronCharles
                                                      Lyons
                                                      Vice President,
                                                      Business &
                                                      LegalChairman, President
                                                      Affairs and
                                                      SecretaryAnd CEO

                            Form of Right Certificate

Certificate No. R-                      Rights

           NOT EXERCISABLE AFTER JULY 10, 2007 OR EARLIER IF

           REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUB-

           JECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE

           ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

Right Certificate

                        ASCENT ENTERTAINMENT GROUP, INC.

           This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 27, 1997 (the "Rights Agreement"), between Ascent Entertainment Group, Inc., a Delaware corporation (the "Company"), and The Bank of New York (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on July 10, 2007 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a purchase price of $40.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 10, 1997, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

           This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

           This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

           Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged, in whole or in part, for Preferred Shares or shares of the Company's Common Stock, par value $.01 per share.

           No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in, lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

           No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

           This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

           WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of , 1997.

ATTEST:                            ASCENT ENTERTAINMENT GROUP, INC.

                                   By

Name:                                 Name:

Title:                                Title:

COUNTERSIGNED:

THE BANK OF NEW YORK

By

   Name:

   Title:

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

                                   FOR VALUE RECEIVED

                                 hereby sells, assigns and transfers unto

                  Please print name and address of transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

                                    Signature__________________________

Signature Guaranteed:

            Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

------------------------------------------------------------

            The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                    Signature__________________________

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise

                  Rights represented by the Right Certificate.)

To:  ASCENT ENTERTAINMENT GROUP, INC.

           The undersigned hereby irrevocably elects to exercise Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

                         (Please print name and address)

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

                         (Please print name and address)

Dated:_______________________

                                    Signature

Signature Guaranteed:

           Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

             Form of Reverse Side of Right Certificate -- continued

-------------------------------------------------------------

           The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                    Signature

-------------------------------------------------------------

                                     NOTICE

           The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

           In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                          SUMMARY OF RIGHTS TO PURCHASE

                                PREFERRED SHARES

            On June 27, 1997, the Board of Directors of Ascent Entertainment Group, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock of the Company, par value $.01 per share (the "Common Shares"). The dividend is payable on July 10, 1997 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company, par value $.01 per share (the "Preferred Shares"), at a price of $40.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and The Bank of New York as Rights Agent (the "Rights Agent").

            Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

            The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on July 10, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

            The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

            The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

            Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

            Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

            In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

            At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

            At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights, in whole but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

            Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

            A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated July 1, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

                                                                    EXHIBIT 10.1


                  AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      This AMENDED AND RESTATED AGREEMENT made as of December 18, 1995, and amended as of November 18, 1996 and June 27, 1997, by and between Ascent Entertainment Group, Inc., a Delaware corporation ("Ascent" or the "Company"), and Charles Lyons, a resident of the State of Colorado(the "Executive").

      WHEREAS, effective on June 27, 1997 (the "Distribution Date"), COMSAT Corporation ("COMSAT") distributed its remaining 80.67% interest in Ascent to COMSAT's shareholders; and

      WHEREAS,  Ascent  desires to employ the  Executive as President  and Chief
Executive  Officer  of  Ascent,   and  the  Executive  desires  to  accept  such
employment, on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements made herein, and intending to be legally bound hereby, Ascent and the Executive agree as follows:

      1.    Employment; Duties.

                  (a) Employment and Employment Period. Ascent shall employ the Executive to serve as President and Chief Executive Officer of Ascent or its successor entity for a period (the "Employment Period") commencing on June 27, 1997(the "Effective Date") and continuing thereafter for a term of five years until June 27, 2002 unless terminated in accordance with the provisions of this Agreement. In the event that Ascent desires to extend the employment of the Executive, it must give written notice of such desire by the fourth anniversary of the Effective Date, and after such notice the parties shall enter into an exclusive negotiation period of not less than six months, unless otherwise mutually agreed upon by the parties in writing. Each 12 month period ending on the anniversary date of the Effective Date is sometimes referred to herein as a "year of the Employment Period."

            (b) Offices, Duties and Responsibilities. Effective on the Effective Date, Executive shall be elected President and Chief Executive Officer of Ascent. The Executive shall report directly and solely to the Board of Directors of Ascent (the "Board"). Throughout the Employment Period, Ascent shall cause Executive to be a member and Chairman of the Board. In addition, the Executive shall be a member of all committees of the Board (including any executive committee or nominating committee) other than the Audit Committee and the Compensation Committee. Executive shall be a member and the chairman of any senior executive or management committees which are not committees of the Board which may be established from time to time by the Board. The Executive's offices initially shall be located at the Company=s headquarters, which are presently located in Denver, Colorado. The Executive shall have all duties and authority customarily accorded a chief executive officer, including, without limitation, the lead responsibility with full autonomy, subject to the customary authority and direction of the Board, to direct and develop the capabilities and performance of Ascent. All employees of Ascent shall report, directly or indirectly, to the Executive and the Executive shall have the authority to hire and fire all such employees within established budget parameters. Subject to the authority and responsibility set forth in this Section 1(b), the Executive's management of Ascent shall be (x) in accordance with the written policies of the Board and Ascent's Policies and Procedures, both as in effect from time to time, and (y) within the limits of an annual budget for Ascent which shall be approved by the Board at least 30 days before the beginning of the fiscal year to which such budget relates. The annual budget shall provide adequate resources for Executive to operate Ascent in a manner substantially consistent with the customary day to day operations of comparable first-class businesses in the United States entertainment industry. If the Executive proposes the expenditure of any amounts which exceed the applicable annual budgets for Ascent, such excess amounts shall not be committed to Executive's authority unless and until specifically authorized and approved by the Board , to the extent so required under Ascent's Policies and Procedures.

            (c) Devotion to Interests of Ascent. During the Employment Period, the Executive shall render his business services solely in the performance of his duties hereunder. The Executive shall use his best efforts to promote the interests and welfare of Ascent. Notwithstanding the foregoing, the Executive shall be entitled to undertake such outside activities (e.g., charitable, educational, personal interests, board of directors membership, and so forth, that do not compete with the business of Ascent) as do not unreasonably or materially interfere with the performance of his duties hereunder as reasonably determined by the Board in consultation with the Executive.

            2.    Compensation and Fringe Benefits.

            (a)   Base Compensation.  Ascent shall pay the

            Executive a base salary ("Base Salary") at the rate of $500,000 per year during the Employment Period with payments made in installments in accordance with Ascent's regular practice for compensating executive personnel, provided that in no event shall such payments be made less frequently than twice per month. The Base Salary for the Executive shall be reviewed for increases each year during the Employment Period commencing the second year of the Employment Period. Any Base Salary increases shall be approved by the Board in its sole discretion.

            (b) Bonus Compensation. The Executive will be eligible to receive bonuses ("Annual Bonus") during the Employment Period in accordance with the following parameters: (i) the target bonus for each year during the Employment Period shall be 70% of Base Salary for achieving 100% of the target level for the performance measures; and (ii) the performance measures, the relative weight to be accorded each performance measure and the amount of bonus payable in relation to the target bonus for achieving more or less than 100% of the target level for the performance measures shall be determined for each year during the Employment Period by the Compensation Committee after consultation with the Executive. As part of the consultation process set forth in the preceding sentence, the Executive shall prepare before the end of each fiscal year ending during the Employment Period a business plan for Ascent with respect to at least the following three year period. The Board shall consider and approve such plans on an annual basis, subject to such modifications as are otherwise consistent with this Agreement, and each fiscal year the current plan shall be considered by the Compensation Committee as the basis for establishing the bonus standards for such year with such reasonable modifications as the Compensation Committee may reasonably determine and which are consistent with this Agreement.

            (c) Fringe Benefits. The Executive also shall be entitled to participate in group health, dental and disability insurance programs, and any group profit sharing, deferred compensation, supplemental life insurance or other benefit plans as are generally made available by Ascent to the senior executives of Ascent on a favored nations basis, which benefits shall be comparable, in the aggregate, to the benefits available to senior executives of similarly situated companies in the entertainment industry. Such benefits shall include reimbursement of (i) documented expenses reasonably incurred in connection with travel and entertainment related to Ascent's business and affairs, (ii) Executive's reasonable legal fees and costs incurred in connection with the drafting, negotiation and execution of this Agreement, Irell & Manella's rates for fees and costs being deemed reasonable, and (iii) a monthly payment for or reimbursement of automobile and other transportation related expenses of $1,200 per month. All benefits described in the foregoing (i) and
(ii) that are reportable as earned or unearned income will be Agrossed up@ by Ascent in connection with federal and state tax obligations to provide Executive with appropriate net tax coverage so that the benefits received by the Executive from the foregoing clauses (i) and (ii) shall be net of income and employment taxes thereon. Ascent reserves the right to modify or terminate from time to time the fringe benefits provided to the senior management group, provided that the fringe benefits provided to the Executive shall not be materially reduced on an overall basis during the Employment Period.

            (d) Financial Planning. The Executive shall be entitled to receive financial counseling and planning services provided by Ascent at a cost to be approved annually by the Compensation Committee.

            (e) Stock Appreciation Rights. Ascent hereby grants to Executive as of the Effective Date stock appreciation rights ("SARs"), exercisable only for cash, with respect to 297,500 shares of Ascent's common stock, par value $0.01 per share, each such SAR exercisable at the per-share price equal to the average of the high and low sale prices of the Common Stock on the five trading days commencing on the Distribution Date (the "Exercise Price"). The SARs shall be exercisable by Executive according to the following schedule:

                  (i)   10% of the SARs on or after June 27, 1997;

                  (ii) 15% of the SARs on or after December 18, 1997;

                  (iii)25% of the SARs on or after December 18, 1998;

                  (iv)  25% of the SARs on or after December 18, 1999; and

                  (v)   25% of the SARs on or after December 18, 2000.

            Notwithstanding the foregoing, 100% of the SARs shall immediately vest and become immediately exercisable, without any further action by the Executive, upon the occurrence of any "Change of Control Event" as defined in
Section 7(a) below, or upon the occurrence of any event that results in Ascent's Common Stock no longer being traded on any of the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System (including, without limitation, as a result of any so-called "going private" transaction with Ascent). Such SARs shall be represented by a SAR agreement containing appropriate terms consistent with the provisions of this Agreement. The SARs, to the extent they remain unexercised, shall automatically and without further notice terminate and become of no further force and effect only at the time of the earliest of the following to occur:

                  (x) Three months after the date upon which a termination for cause by Ascent (as provided in Section 5(b)) shall have become effective and final; or

                  (y)   December 18, 2005.

      In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization, merger, consolidation, subdivision, combination or other change which affects the character or amount of Ascent's common stock after the Effective Date and prior to the exercise and/or expiration of all of the SARs, the number and exercise price of and/or the formula for determining the value of such unissued or unexercised SARs shall be adjusted in order to make such SARs, as nearly as may be practicable, equivalent in nature and value to the SARs that would have existed had such change not taken place. In addition, if Ascent adopts a stock-based incentive plan that in Executive's sole judgment provides for any term(s) more favorable to the grantee than any term(s) set forth above, Executive will be entitled to the benefit of such more favorable term(s) with respect to the SARs, other than with respect to the vesting schedule thereof, but in no event will any term(s) applicable to the SARs be less favorable to Executive than those set forth above.

      During the Employment Period, the Executive shall be granted additional stock-based incentives as determined by the Compensation Committee in its sole discretion. Notwithstanding any other provision of this Agreement except Section 5(b), the Compensation Committee may in its discretion provide that any stock-based incentives granted to the Executive which have not vested prior to his termination of employment shall continue to vest in accordance with their original terms as if the Executive's employment had not terminated.

            (f) COMSAT Benefits. After December 18, 1995, the Executive shall cease to participate in COMSAT's Key Employee Stock Plans, Insurance and Retirement Plan for Executives, Directors and Executives Deferred Compensation Plan (the "Deferred Compensation Plan"), Split Dollar Insurance Plan, Annual Incentive Plan ("AIP") and Educational Grant Program (collectively, the "COMSAT Executive Benefit Plans"), and shall forfeit any and all rights and interests under the COMSAT Executive Benefit Plans; provided, however, that the Executive shall retain the stock options, restricted stock awards, restricted stock units and phantom stock units previously granted to him under the Key Employee Stock Plans and the AIP (together with Executive's deferred compensation account referred to in (iii) below, collectively, the "COMSAT Stock Awards"), which shall continue to vest in accordance with their original terms as long as the Executive remains employed by Ascent, and, in the case of stock options, terminate three months after the later of either (x) the Distribution Date, with respect to such stock options which are fully vested as of the Distribution Date, and (y) the date such stock options become fully vested; provided, however, that subject to the approval of the COMSAT Compensation Committee, all of the Executive's COMSAT stock options shall not terminate until three months after the last such options fully vest.

                  (g) Consulting Compensation. If the Executive is still employed by Ascent on the date preceding the fifth anniversary of the Effective Date, and if by such date the Executive and Ascent have not executed a written agreement for an additional term of employment, then the Employment Period shall expire and, in addition to and without limitation of any rights of either party under this Agreement or otherwise, Ascent shall retain the Executive as a non-exclusive consultant and, as compensation for such consulting services
(which shall be of a type and scope that would not interfere with the Executive's rendering for a third party the type of full-time, exclusive services rendered by the Executive for the Company hereunder), shall pay the Executive an amount equal to one hundred percent (100%) of his then current Base Salary for an additional period of eighteen (18) months (the "Consulting
Period"), and during the Consulting Period the Executive shall continue to receive Fringe Benefits (as defined below), and to vest in any stock-based incentives previously awarded to the Executive, but the Executive shall not be entitled to receive any Base Salary increases, bonuses, or further awards of stock-based incentives. Without limiting any of the Executive's other rights under this Agreement or otherwise, if the Executive is still employed by Ascent on the date preceding the fifth anniversary of the Effective Date and is retained as a consultant and is entitled to the compensation and benefits set forth in the immediately preceding sentence, then such compensation and benefits shall constitute the Executive=s sole compensation resulting from the expiration of this Agreement, and the Executive waives any claims to any additional compensation other than as a result of Ascent=s breach of this Agreement.

            (h) Conflicting Provisions. Solely to the extent of any conflict between the provisions of this Agreement and the provisions of any agreement between Executive, on the one hand, and COMSAT, Ascent and/or any affiliated or related entity of either of them, on the other hand, relating to stock options (including the SARs), life insurance, health insurance, any other employee equity participation, profit sharing or retirement plan, group health plan or other employee benefits (individually and collectively, together with the COMSAT Stock Awards, referred to herein as the "Fringe Benefits"), the provisions of this Agreement will control.

            (i) Compensation Review. The Compensation Committee shall conduct a review of the total compensation payable under this Agreement, including salary, bonus opportunities and Fringe Benefits, based on such factors and considerations as the Committee deems reasonable and appropriate in its sole discretion, and the parties agree to negotiate in good faith an amendment to this Agreement reflecting the results of such compensation review, which amendment shall not be in the aggregate less favorable to the Executive than currently provided in this Agreement.

      3.    Trade Secrets; Return of Documents and Property.

            (a) Executive acknowledges that during the course of his employment he will receive secret, confidential and proprietary information ("Trade Secrets") of Ascent and of other companies with which Ascent does business on a confidential basis and that Executive will create and develop Trade Secrets for the benefit of Ascent. Trade Secrets shall include, without limitation, (a) literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, custom databases, "know-how," formulae, secret processes or machines, inventions, computer programs (including documentation of such programs) (collectively, "Technical Trade Secrets@), and (b) matters of a business nature, such as customer data and proprietary information about costs, profits, markets and sales, customer databases, and other information of a similar nature to the extent not available to the public, and plans for future development (collectively, "Business Trade Secrets@). All Trade Secrets disclosed to or created by Executive shall be deemed to be the exclusive property of Ascent (as the context may require). Executive acknowledges that Trade Secrets have economic value to Ascent due to the fact that Trade Secrets are not generally known to the public or the trade and that the unauthorized use or disclosure of Trade Secrets is likely to be detrimental to the interests of Ascent and its subsidiaries. Executive therefore agrees to hold in strict confidence and not to disclose to any third party any Trade Secret acquired or created or developed by Executive during the term of this Agreement except (i) when Executive is required to use or disclose any Trade Secret in the proper course of the Executive's rendition of services to Ascent hereunder, (ii) when such Trade Secret becomes public knowledge other than through a breach of this Agreement, or (iii) when Executive is required to disclose any Trade Secret pursuant to any valid court order in which the Executive is compelled to disclose such Trade Secret. The Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity. For a period of two (2) years after termination of the Employment Period for all Business Trade Secrets and for a period of five (5) years after termination of the Employment Period for all Technical Trade Secrets, the Executive shall not use or otherwise disclose Trade Secrets unless such information (x) becomes public knowledge or is generally known in the entertainment or sports industry among executives comparable to the Executive other than through a breach of this Agreement, (y) is disclosed to the Executive by a third party who is entitled to receive and disclose such Trade Secret, or (z) is required to be disclosed pursuant to any valid court order, in which case the Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity.

            (b) Upon the effective date of notice of the Executive's or Ascent's election to terminate this Agreement, or at any time upon the request of Ascent, the Executive (or his heirs or personal representatives) shall deliver to Ascent
(i) all documents and materials containing or otherwise relating to Trade Secrets or other information relating to Ascent's business and affairs, and (ii) all documents, materials and other property belonging to Ascent, which in either case are in the possession or under the control of the Executive (or his heirs or personal representatives). The Executive shall be entitled to keep his personal records relating to Ascent's business and affairs except to the extent those contain documents or materials described in clause (i) or (ii) of the preceding sentence, in which case Executive may retain copies for his personal and confidential use.

      4. Discoveries and Works. All discoveries and works made or conceived by the Executive during his employment by Ascent pursuant to this Agreement, jointly or with others, that relate to Ascent's activities ("Discoveries and Works") shall be owned by Ascent. Discoveries and Works shall include, without limitation, literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, other works of authorship, inventions, computer programs (including documentation of such programs), technical improvements, processes and drawings. The Executive shall (i) promptly notify, make full disclosure to, and execute and deliver any documents reasonably requested by, Ascent to evidence or better assure title to such Discoveries and Works in Ascent, (ii) assist Ascent in obtaining or maintaining for itself at its own expense United States and foreign copyrights, trade secret protection or other protection of any and all such Discoveries and Works, and
(iii) promptly execute, whether during his employment by Ascent or thereafter, all applications or other endorsements necessary or appropriate to maintain copyright and other rights for Ascent and to protect their title thereto. Any Discoveries and Works which, within sixty days after the termination of the Executive's employment by Ascent, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by the Executive and which pertain to work performed by the Executive while with Ascent and COMSAT, shall, as between the Executive and Ascent and COMSAT, be presumed to have been made during the Executive's employment by Ascent.

      5. Termination. This Agreement shall remain in effect during the Employment Period, and this Agreement and Executive's employment with Ascent may be terminated only as follows:

            (a) By the Executive (an "Executive Election") at any time upon sixty (60) days advance written notice to Ascent upon an "Executive Election Event" (as defined below). In such event or if the Executive's employment is terminated by Ascent without "cause" (as defined below), there will be no forfeiture, penalty, reduction or other adverse effect upon any rights or interests relating to any Fringe Benefits, including, without limitation, the SARs and any other stock-based incentives, all of which will fully vest, to the extent not previously vested, immediately upon such termination becoming effective and final. Without limiting the foregoing, in the event of an Executive Election or if the Executive's employment is terminated without "cause," the Executive shall be entitled to receive the following benefits through the longer of (x) the remainder of the Employment Period as if this Agreement had remained in effect until the end of such five-year Employment Period and (y) three years following the date of such termination (the "Duration Period"): (i) his then current Base Salary; (ii) an Annual Bonus equal to seventy percent (70%) of his then current Base Salary; and (iii) all other benefits provided pursuant to Sections 2(c), (d) and (e) of this Agreement. The Executive shall have no obligation to seek other employment in the event of his termination pursuant to this paragraph (a), and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. Ascent shall have the option at any time during the Duration Period to pay to the Executive in a lump sum the amounts remaining under clauses (i) and (ii) of this paragraph (a). If Ascent exercises such option, Ascent shall have no further compensation payment obligations under clauses (i) and (ii) above. Upon any termination of the Executive's employment under this Section 5(a), Ascent shall establish a "rabbi" trust, i.e., a trust for the benefit of the Executive which is irrevocable by Ascent, but whose assets will be available to Ascent's general creditors upon Ascent's insolvency, with terms and provisions reasonably acceptable to the Executive, and shall contribute to such trust an amount equal to the sum of all payments to be made to the Executive by reason of such termination of employment, including, but not limited to, the amounts set forth in Sections 5(a)(i), (ii) and (iii), and the amount which the Executive would receive if he exercised all of his SARs and stock-based incentives on the date of his termination of employment. Ascent shall at all times remain liable to carry out its obligations under this Agreement, but such obligations may be satisfied with the assets of such trust distributed pursuant to the terms of the trust, and any such distribution shall reduce Ascent's obligations under this Agreement. In all circumstances of termination under this Section 5(a), Ascent shall remain obligated under clause (iii) and all stock-based incentives(including the SARs) will remain exercisable for the maximum period provided in each applicable grant, and the COMSAT Stock Awards will remain outstanding for the period set forth in this Agreement.

            An "Executive Election Event" shall be any of the following: (I) any substantial reduction (except in connection with the termination of his employment voluntarily by the Executive or by Ascent for "cause" as defined below) by Ascent, without the Executive's express written consent, of his responsibilities as President and Chief Executive Officer of Ascent; (II) any change in the reporting structure set forth in Section 1(b) above; (III) any requirement that Executive perform material services of lesser stature than those typically performed by the president and CEO of comparably sized companies in the entertainment industry; (IV) any reduction in Executive's title; (V) a "Change of Control Event" (as defined in Section 7(a) below); provided that in such event, the amounts payable to the Executive under this Section 5(a) will be contributed to the "rabbi" trust as provided above no later than one day before such change of control becomes effective, whether or not the Executive has given notice of termination at such time, and payable to the Executive in a lump sum upon the effectiveness of his termination as a result of a Change in Control Event; (VI) any other material default of this Agreement which continues for ten
(10) business days following Ascent's receipt of written notice from the Executive specifying the manner in which Ascent is in default of this Agreement;
(VII) the Board=s requiring Executive to be based at any office location other than the principal offices of Ascent, or the relocation, without Executive=s consent, of such principal offices to a location outside the greater Denver area prior to the second anniversary of the Effective Date; or (VIII) any purported termination of Executive=s employment otherwise than as expressly permitted by the Agreement.

            (b) By Ascent at any time for "cause." For purposes of this Agreement, Ascent shall have "cause" to terminate the Executive's employment hereunder upon (i) the continued and deliberate failure of the Executive to perform his material duties, in a manner substantially consistent with the manner reasonably prescribed by the Board and in accordance with the terms of this Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), which failure continues for ten (10) business days following the Executive's receipt of written notice from the Board specifying the manner in which the Executive is in default of his duties, (ii) the engaging by the Executive in intentional serious misconduct that is materially and demonstrably injurious to Ascent or its reputation, which misconduct, if it is reasonably capable of being cured, is not cured by the Executive within ten (10) business days following the Executive's receipt of written notice from the Board specifying the serious misconduct engaged in by the Executive, (iii) the conviction, which is not subject to further appeal, of the Executive of commission of a felony involving a crime of moral turpitude, whether or not such felony was committed in connection with Ascent's business, or (iv) any material breach by the Executive of Section 8 hereof. If Ascent shall terminate the Executive's employment for "cause," there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits. In such event, Ascent, in full satisfaction of all of Ascent's obligations under this Agreement and in respect of the termination of the Executive's employment with Ascent, shall pay the Executive his Base Salary, a prorated Annual Bonus and all other compensation, benefits and reimbursement through the date of termination of his employment, provided that the SARs and any other stock options granted to the Executive under the Ascent option or any successor plan or under COMSAT's Key Employee Stock Plans shall terminate three months after the date of termination of his employment for "cause".

      6.    Disability; Death.

            (a) If, prior to the expiration or termination of the Employment Period, the Executive shall be unable to perform substantially his duties by reason of disability or impairment of health for at least six consecutive calendar months, Ascent shall have the right to terminate this Agreement by giving sixty (60) days written notice to the Executive to that effect, but only if at the time such notice is given such disability or impairment is still continuing. Following the expiration of the notice period, the Employment Period shall terminate, and Ascent's payment obligations to the Executive under Sections 2(a) and (b) shall terminate with the payment of the Executive's Base Salary for the month in which the Employment Period terminates and a prorated Annual Bonus through such month, and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate in accordance with their terms, but in no event less than one year after such termination, notwithstanding the limitations of Section 2(e) of this Agreement. In the event of a dispute as to whether the Executive is disabled within the meaning of this paragraph (a), or the duration of any disability, either party may request a medical examination of the Executive by a doctor appointed by the Chief of Staff of a hospital selected by mutual agreement of the parties, or as the parties may otherwise agree, and the written medical opinion of such doctor shall be conclusive and binding upon the parties as to whether the Executive has become disabled and the date when such disability arose. The cost of any such medical examinations shall be borne by Ascent.

            (b) If, prior to the expiration or termination of the Employment Period, the Executive shall die, Ascent shall pay to the Executive's estate his Base Salary and a prorated Annual Bonus through the end of the month in which the Executive's death occurred, at which time the Employment Period shall terminate without further notice and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate one year after the date of termination of the Executive=s employment for death, notwithstanding the limitations of Section 2(e) of this Agreement.

            (c) Nothing contained in this Section 6 shall impair or otherwise affect any rights and interests of the Executive under any compensation plan or arrangement of Ascent which may be adopted by the Board.

      7.    Change of Control.

            (a) If, prior to the termination of the Employment Period, there is a "Change of Control Event" (as hereinafter defined in this paragraph (a)), the Executive shall have the right to exercise his Executive Election in accordance with Section 5(a) by giving notice either prior to such Change of Control Event becoming effective or up to 180 days following such Change of Control Event, but termination pursuant to such notice shall not take effect in accordance with
Section 5(a)(V) in any event prior to 120 days following such Change of Control Event, however payment to the Executive shall be made as set forth in Section 5(a)(V). The expiration of such 180-day period shall not affect the Executive's right to give notice under Section 5(a) with respect to any other Executive Election Event. A "Change of Control Event" shall mean and include either the occurrence of any of the following with respect to Ascent, or any of the following becoming highly likely to occur, in the determination of the Board:
(i) the  acquisition by any  individual,  entity or group (within the meaning of
Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause (iii) below; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            (b) In the event that Ascent adopts any "change of control" provisions applicable to any Ascent benefits plans, respectively, providing for the accelerated vesting and/or payment of any benefits for its senior management group, solely to the extent that such provisions give Executive greater rights than those provided in paragraph (a) above, such better provisions shall apply to the Executive to the same extent as other Ascent senior executives on a favored nations basis with respect to the benefits affected by such Ascent provisions, respectively.

      8.    Non-Competition.

            (a) As an inducement for Ascent to enter into this Agreement, the Executive agrees that for a period commencing as of the Effective Date and running through the earlier of (i) the end of the Employment Period if the Executive remains employed by Ascent for the entire Employment Period or (ii) one year following termination of the Executive's employment by Ascent for "cause" as defined in Section 5(b) hereof, or by the Executive for any reason (other than an Executive Election Event, in which case the provisions of this paragraph (a) shall not apply) (the "Non-Competition Period"), the Executive shall not, without the prior written consent of the Board, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by Ascent.

            For the purpose of this Agreement, a business shall be considered to be competitive with any business of Ascent only if such business is engaged in providing services or products (i) substantially similar to (A) any service or product currently provided by Ascent during the Employment Period; (B) any service or product which directly evolves from or directly results from enhancements in the ordinary course during the Non-Competition Period to the services or products provided by Ascent as of the date hereof or during the Employment Period; or (C) any future service or product of Ascent as to which the Executive materially and substantially participated in the development or enhancement, and (ii) to customers, distributors or clients served by Ascent during the Non-Competition Period.

            (b) Non-Solicitation of Employees. During the Non-Competition Period, the Executive will not (for his own benefit or for the benefit of any person or entity other than Ascent) solicit, or assist any person or entity other than Ascent to solicit, any officer, director, executive or employee (other than an administrative or clerical employee) of Ascent to leave his or her employment; provided, that the foregoing prohibition shall not preclude the Executive from hiring any such person who responds to a general solicitation on behalf of the Executive or an entity with whom the Executive is associated at such time.

            (c) Reasonableness; Interpretation. The Executive acknowledges and agrees, solely for purposes of determining the enforceability of this Section 8 (and not for purposes of determining the amount of money damages or for any other reason), that (i) the markets served by Ascent are national and international and are not dependent on the geographic location of executive personnel or the businesses by which they are employed; (ii) the length of the Non-Competition Period is linked to the term of the Employment Period and the severance benefit provided for in Section 5(a); and (iii) the above covenants are reasonable as an inducement to Ascent to enter into this Agreement, and the parties expressly agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of Ascent. In the event that the covenants in this Section 8 shall be determined by any court of competent jurisdiction in any action to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, they shall be interpreted to extend only over the maximum period of time for which they may be enforceable, and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action.

            (d) Investment. Nothing in this Agreement shall be deemed to prohibit the Executive from owning equity or debt investments in any corporation, partnership or other entity which is competitive with Ascent, provided that such investments (i) are passive investments and constitute five percent (5%) or less of the outstanding equity securities of such an entity the equity securities of which are traded on a national securities exchange or other public market, or (ii) are approved by the Board.

      9. Indemnification; Liability Insurance. The Executive shall be entitled to indemnification and coverage under Ascent's liability insurance policy for directors and officers to the same extent as other directors and officers of Ascent. During and after the term of employment, Ascent hereby agrees to indemnify and hold Executive harmless against any and all claims arising from or in connection with his employment by or service to Ascent to the full extent permitted by law and, in connection therewith, to advance the expenses of Executive incurred in defending against such claims subject to such limitations as may actually be required by law.

      10. Enforcement. The Executive acknowledges that a breach of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement will cause irreparable damage to Ascent, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive agrees that if the Executive breaches or threatens to breach any of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement, in addition to any other remedy which may be available at law or in equity, Ascent shall be entitled to seek specific performance and injunctive relief.

      11.   Arbitration.

            (a) Subject to Ascent's right to enforce Sections 3, 4 and 8 hereof by an injunction issued by a court having jurisdiction (which right shall prevail over and supersede the provisions of this Section 11), any dispute relating to this Agreement, including the enforceability of this Section 11, arising between the Executive and Ascent shall be settled by arbitration which shall be conducted in Denver, Colorado, or any other location where the Executive then resides at Ascent's request, before a single arbitrator in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). Within 90 days after the Effective Date, the parties shall mutually agree upon three possible arbitrators, one of whom shall be selected by the AAA within 2 days after notice of a dispute to be arbitrated under this
Section 11. The parties shall instruct the arbitrator to use his or her best efforts to conclude the arbitration within 60 days after notice of the dispute to AAA.

            (b) The award of any such arbitrator shall be final. Judgment upon such award may be entered by the prevailing party in any federal or state court sitting in Denver, Colorado or any other location where the Executive then resides at Ascent's request.

            (c) The parties will bear their own costs associated with arbitration and will each pay one-half of the arbitration costs and fees of AAA; however, the arbitrator may in his sole discretion determine that the costs of the arbitration proceedings, including attorneys= fees, shall be paid entirely by one party to the arbitration if the arbitrator determines that the other party is the prevailing party in such arbitration.

      12.   Indemnification and Gross-up for Excise Taxes.

      (a) The Company hereby indemnifies the Executive and holds the Executive harmless from and against any and all liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) the Executive may incur as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any similar provision of state or local income tax law (the "Excise Tax"), to the end that the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. In furtherance of such indemnification, the Company shall pay to the Executive a payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes, including income taxes and the Excise Tax imposed on the Gross-Up Payment and any interest or penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely tax returns or to pay taxes shown due on such returns and any tax liability, including interest and penalties, unrelated to the Excise Tax or the Gross-Up Amount), the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. At such time or times necessary to carry out the purposes of this Section 12 in view of the withholding requirement of Section 4999(c)(1) of the Code, but in no event later than December 31 of each year in which the Executive receives a payment from the Company under this Agreement or in the nature of compensation, the Company shall pay to the Executive one or more Gross-Up Payments for all payments under this Agreement and any other payments in the nature of compensation which the Company determines are "excess parachute payments" under Section 280G(b)(1) of the Code ("Excess Parachute Payments"). If, through a determination of the Internal Revenue Service or any state or local taxing authority (a "Taxing Authority"), or a judgment of any court, the Executive becomes liable for an amount of Excise Tax not covered by the Gross-Up Payment payable pursuant to the preceding sentence, the Company shall pay the Executive an additional Gross-up Payment to make the Executive whole for such additional Excise Tax; provided, however, that, pursuant to Section 12, the Company shall have the right to require the Executive to protest, contest, or appeal any such determination or judgment. For purposes of this Section 12, any amount which the Company is required to withhold under Sections 3402 or 4999 of the Code or under any other provision of law shall be deemed to have been paid to the Executive.

      (b) Upon payment to the Executive of a Gross-Up Payment, the Company shall provide the Executive with a written statement showing the Company's computation of such Gross-Up Payment and the Excess Parachute Payments and Excise Tax to which it relates, and setting forth the Company's determination of the amount of gross income the Executive is required to recognize as a result of such payments and the Executive's liability for the Excise Tax. The Executive shall cause the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment to be prepared and filed in accordance with such statement, and upon such filing, the Executive shall certify in writing to the Company that such returns have been so prepared and filed. At the Executive's request, the Company shall furnish to the Executive, at no cost to the Executive, assistance in preparing the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment in accordance with such statement. Notwithstanding the provisions of Section 12(a), the Company shall not be obligated to indemnify the Executive from and against any tax liability, cost or expense (including, without limitation, any liability for the Excise Tax or attorney's fees or costs) to the extent such tax liability, cost or expense is attributable to the Executive's failure to comply with the provisions of the
Section 12(b).

      (c) If any controversy arises between the Executive and a Taxing Authority with respect to the treatment on any return of the Gross-Up Amount, or of any payment the Executive receives from the Company as an Excess Parachute Payment, or with respect to any return which a Taxing Authority asserts should show an Excess Parachute Payment, including, without limitation, any audit, protest to an appeals authority of a Taxing Authority or litigation (a "Controversy"), the Company shall have the right, solely with respect to a Controversy, to direct the Executive to protest or contest any proposed adjustment or deficiency, initiate an appeals procedure with any Taxing Authority, commence any judicial proceeding, make any settlement agreement, or file a claim for refund of tax, and the Executive shall not take any of such steps without the prior written approval of the Company. If the Company elects, the Executive shall be represented in any Controversy by attorneys, accountants, and other advisors selected by the Company, and the Company shall pay the fees, costs and expenses of such attorneys, accountants, or advisors, and any tax liability the Executive may incur as a result of such payment. The Executive shall promptly notify the Company of any communication with a Taxing Authority, and the Executive shall promptly furnish to the Company copies of any written correspondence, notices, or documents received from a Taxing Authority relating to a Controversy. The Executive shall cooperate fully with the Company in the handling of any Controversy by furnishing to the Company any information or documentation relating to or bearing upon the Controversy; provided, however, that the Executive shall not be obligated to furnish to the Company copies of any portion of the Executive's tax returns which do not bear upon, and are not affected by, the Controversy.

      (d) The Executive shall pay over to the Company, within ten (10) days after the Executive's receipt thereof, any refund the Executive receives from any Taxing Authority of all or any portion of the Gross-Up Payment or the Excise Tax, together with any interest the Executive receives from such Taxing Authority on such refund. For purposes of this Section 12(d), a reduction in the Executive's tax liability attributable to the previous payment of the Gross-Up Amount or the Excise Tax shall be deemed to be a refund. If the Executive would have received a refund of all or any portion of the Gross-Up Payment or the Excise Tax, except the a Taxing Authority offset the amount of such refund against other tax liabilities, interest, or penalties, the Executive shall pay the amount of such offset over to the Company together with the amount of interest the Executive would have received from the Taxing Authority if such offset had been an actual refund, within ten (10) days after receipt of notice from the Taxing Authority of such offset.

      13. Severability. Should any provision of this Agreement be determined to be unenforceable or prohibited by any applicable law, such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition without invalidating the balance of such provision or any other provision of this Agreement, and any such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      14.  Assignment.   The  Executive's  rights  and  obligations  under  this
Agreement shall not be assignable by the Executive. Ascent's rights and obligations under this Agreement shall not be assignable by Ascent except as incident to the transfer, by merger or otherwise, of all or substantially all of the business of Ascent. In the event of any such assignment by Ascent, all rights of Ascent hereunder shall inure to the benefit of the assignee.

      15. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method, provided that in such case it shall also be sent by certified or registered mail, return receipt requested; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. Unless otherwise changed by notice, in each case notice shall be sent to:

            If to Executive, addressed to:

                  Charles Lyons

                  4681 W. Hanoverian Way

                  Littleton, Colorado 80123

            With a copy to:

                  Irell & Manella

                  Suite 900

                  1800 Avenue of the Stars

                  Los Angeles, California  90067

                  Attention:  Ed Zeldow, Esq.

                  Telecopier No.:  (310) 203-7199

            If to Ascent, addressed to:

                  Ascent Entertainment Group, Inc.

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: James A. Cronin, III

                  Telecopier No. (303) 595-0823

            With a copy to:

                  Ascent Entertainment Group

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: Arthur M. Aaron

                  Telecopier No. (303) 595-0127

      16. Miscellaneous. This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The validity, interpretation, performance and enforcement of the Agreement shall be governed by the laws of the State of Colorado. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                          /s/   Charles Lyons

                            Charles Lyons, Executive

                        ASCENT ENTERTAINMENT GROUP, INC.

                         By:    Charles Neinas

                         Title: Chairman, Compensation Committee

                                                                    EXHIBIT 10.2


                  AMENDED AND RESTATED EMPLOYMENT AGREEMENT

      This AMENDED AND RESTATED AGREEMENT made as of June 3, 1996, and amended as of June 27, 1997, by and between Ascent Entertainment Group, Inc., a Delaware corporation ("Ascent"), a Delaware corporation, and James A. Cronin, III, a resident of the State of Colorado(the "Executive").

            WHEREAS, Ascent desires to employ the Executive as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Ascent, and the Executive desires to accept such employment, on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements made herein, and intending to be legally bound hereby, Ascent and the Executive agree as follows:

            1.    Employment; Duties.

                  (a) Employment and Employment Period. Ascent shall employ the Executive pursuant to this Agreement for a period (the "Employment Period") commencing on June 27, 1997(the "Effective Date") and continuing thereafter for a term of five years until June 27, 2002 to serve as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Ascent or its successor entity unless terminated in accordance with the provisions of this Agreement. In the event that Ascent desires to extend the employment of the Executive, it must give written notice of such desire by the third anniversary of the Effective Date, and after such notice the parties shall enter into an exclusive negotiation period of not less than six months, unless otherwise mutually agreed upon by the parties in writing. Each 12 month period ending on the anniversary date of the Effective Date is sometimes referred to herein as a "year of the Employment Period."

                  (b) Offices, Duties and Responsibilities. Effective on June 27, 1997, Executive shall be elected Executive Vice President, Chief Financial Officer and Chief Operating Officer of Ascent. The Executive shall report directly and solely to the Chief Executive Officer and the Board of Directors of Ascent (the "Board"); provided that so long as Charlie Lyons is Chief Executive Officer and/or Chairman of the Board, the Executive shall report solely to Mr. Lyons and the Board. Throughout the Employment Period, Ascent shall cause the Executive to be a member of the Board. The Executive's offices shall be located at Ascent's headquarters, which are presently located in Denver, Colorado. The Executive shall have all duties and authority customarily accorded a chief operating officer, including, without limitation, the lead responsibility with full autonomy, subject to the customary authority and direction of the Board and the Chief Executive Officer, to direct and develop the operating capabilities and performance of Ascent. The Executive shall be a member of any senior executive or management committees which are not committees of the Board which may be established from time to time by the Board. The Executive shall not be required to perform services other than those comparable in scope, dignity and stature to those customarily performed by chief operating officers and chief financial officers of companies similar to Ascent.

                  (c) Devotion to Interests of Ascent. During the Employment Period, the Executive shall render his business services solely in the performance of his duties hereunder. The Executive shall use his best efforts to promote the interests and welfare of Ascent. Notwithstanding the foregoing, the Executive shall be entitled to undertake such outside activities (e.g., charitable, educational, personal interests, board of directors membership, and so forth, that do not compete with the business of Ascent as it exist on the Effective Date or do not unreasonably or materially interfere with the performance of his duties hereunder as reasonably determined by the Board in consultation with the Executive.

            2.    Compensation and Fringe Benefits.

                  (a)   Base Compensation.  Ascent shall pay the

      Executive a base salary ("Base Salary") at the rate of $400,000 per year during the Employment Period with payments made in installments in accordance with Ascent's regular practice for compensating executive personnel, provided that in no event shall such payments be made less frequently than twice per month. The Base Salary for the Executive shall be reviewed for increases each year during the Employment Period commencing the second year of the Employment Period. Any Base Salary increases shall be approved by the Board in its sole discretion.

                  (b) Bonus Compensation. The Executive will be eligible to receive bonuses ("Annual Bonus") during the Employment Period in accordance with the following parameters: (i) the target bonus for each year during the Employment Period shall be 75% of Base Salary for achieving 100% of the target level for the performance measures; and (ii) the performance measures, the relative weight to be accorded each performance measure and the amount of bonus payable in relation to the target bonus for achieving more or less than 100% of the target level for the performance measures shall be determined for each year during the Employment Period by the Compensation Committee after consultation with the Executive. As part of the consultation process set forth in the preceding sentence, the Executive shall assist Ascent's Chief Executive Officer in preparing, before the end of each fiscal year ending during the Employment Period, a business plan for Ascent with respect to at least the following three year period. The Board shall consider and approve such plans on an annual basis, subject to such modifications as are otherwise consistent with this Agreement, and each fiscal year the current plan shall be considered by the Compensation Committee as the basis for establishing the bonus standards for such year with such reasonable modifications as the Compensation Committee may reasonably determine and which are consistent with this Agreement. During the final partial fiscal year of the Employment Period, the Annual Bonus shall be based on the standards set by the Compensation Committee for that fiscal year and pro rated for the period during which the Executive is employed.

                  (c) Fringe Benefits. The Executive also shall be entitled to participate in group health, dental and disability insurance programs, and any group profit sharing, deferred compensation, supplemental life insurance or other benefit plans as are generally made available by Ascent to the senior executives of Ascent on a favored nations basis, which benefits shall be comparable, in the aggregate, to the benefits available to senior executives of similarly situated companies in the entertainment industry. Such benefits shall include reimbursement of (i) documented expenses reasonably incurred in connection with travel and entertainment related to Ascent's business and affairs, (ii) Executive's reasonable legal fees and costs incurred in connection with the drafting, negotiation and execution of this Agreement; provided that such fees and costs shall not exceed $5,000, and (iii) a monthly payment for or reimbursement of automobile and other transportation related expenses of $1,100 per month. All benefits described in the foregoing (i) and (ii) that are reportable as earned or unearned income will be "grossed up" by Ascent in connection with federal and state tax obligations to provide Executive with appropriate net tax coverage so that the benefits received by the Executive from the foregoing clauses (i) and (ii) shall be net of income and employment taxes thereon. Ascent reserves the right to modify or terminate from time to time the fringe benefits provided to the senior management group, provided that the fringe benefits provided to the Executive shall not be materially reduced on an overall basis during the Employment Period.

                  (d) Stock Appreciation Rights. Ascent hereby grants to Executive as of the Effective Date stock appreciation rights ("SARs"), exercisable only for cash, with respect to 297,500 shares of Ascent's common stock, par value $0.01 per share, each such SAR exercisable at the per-share price equal to the average of the high and low sale prices of the Common Stock on the five trading days commencing on the Distribution Date (the "Exercise Price"). The SARs shall be exercisable by Executive according to the following schedule:

                  (i)   10% of the SARs on or after June 27, 1997;

                  (ii) 15% of the SARs on or after June 3, 1998;

                  (iii)25% of the SARs on or after June 3, 1999;

                  (iv)  25% of the SARs on or after June 3, 2000;

                  (v) 25% of the SARs on or after June 3, 2001. Notwithstanding the foregoing, 100% of the SARs shall immediately vest and become immediately exercisable, without any further action by the Executive, upon the occurrence of any "Change of Control Event" as defined in Section 7(a) below, or upon the occurrence of any event that results in Ascent=s Common Stock no longer being traded on any of the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System (including, without limitation, as a result of any so-called Agoing private@ transaction with Ascent). Such SARs shall be represented by a SAR agreement containing appropriate terms consistent with the provisions of this Agreement. The SARs, to the extent they remain unexercised, shall automatically and without further notice terminate and become of no further force and effect only at the time of the earliest of the following to occur:

                        (x) Three months after the date upon which a termination for cause by Ascent (as provided in Section 5(b)) shall have become effective and final; or

                        (y)   December 18, 2005.

      In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization, merger, consolidation, subdivision, combination or other change which affects the character or amount of Ascent's common stock after the Effective Date and prior to the exercise and/or expiration of all of the SARs, the number and exercise price of and/or the formula for determining the value of such unissued or unexercised SARs shall be adjusted in order to make such SARs , as nearly as may be practicable, equivalent in nature and value to the SARs that would have existed had such change not taken place. In addition, if Ascent adopts a stock-based incentive plan that in Executive's sole judgment provides for any term(s) more favorable to the grantee than any term(s) set forth above, Executive will be entitled to the benefit of such more favorable term(s) with respect to the SARs, other than with respect to the vesting schedule thereof, but in no event will any term(s) applicable to the SARs be less favorable to Executive than those set forth above.

      During the Employment Period, the Executive shall be granted additional stock-based incentives as determined by the Compensation Committee in its sole discretion. Notwithstanding any other provision of this Agreement except Section 5(b), the Compensation Committee may in its discretion provide that any stock-based incentives granted to the Executive which have not vested prior to his termination of employment shall continue to vest in accordance with their original terms as if the Executive's employment had not terminated.

                  (e) Consulting Compensation. If the Executive is still employed by Ascent on the date preceding the fifth anniversary of the Effective Date, and if by such date the Executive and Ascent have not executed a written agreement for an additional term of employment, then the Employment Period shall expire and, in addition to and without limitation of any rights of either party under this Agreement or otherwise, Ascent shall retain the Executive as a non-exclusive consultant and, as compensation for such consulting services
(which shall be of a type and scope that would not interfere with the Executive's rendering for a third party the type of full-time, exclusive services rendered by the Executive for the Company hereunder), shall pay the Executive an amount equal to one hundred percent (100%) of his then current Base Salary for an additional period of eighteen (18) months (the "Consulting
Period"), and during the Consulting Period the Executive shall continue to receive Fringe Benefits (as defined below), and to vest in any stock-based incentives previously awarded to the Executive, but the Executive shall not be entitled to receive any Base Salary increases, bonuses, or further awards of stock-based incentives. Without limiting any of the Executive's other rights under this Agreement or otherwise, if the Executive is still employed by Ascent on the date preceding the fifth anniversary of the Effective Date and is retained as a consultant and is entitled to the compensation and benefits set forth in the immediately preceding sentence, then such compensation and benefits shall constitute the Executive's sole compensation resulting from the expiration of this Agreement, and the Executive waives any claims to any additional compensation other than as a result of Ascent's breach of this Agreement.

                  (f) Conflicting Provisions. Solely to the extent of any conflict between the provisions of this Agreement and the provisions of any agreement between Executive, on the one hand, and Ascent and/or any of its affiliated or related entities, on the other hand, relating to stock options
(including the SARs), life insurance, health insurance, any other employee equity participation, profit sharing or retirement plan, group health plan or other employee benefits (individually and collectively referred to herein as the "Fringe Benefits"), the provisions of this Agreement will control.

                  (g) Financial Planning. The Executive shall be entitled to receive financial counseling and planning services provided by Ascent at an annual cost to be approved by the Compensation Committee.

                  (h) Compensation Review. The Compensation Committee shall conduct a review of the total compensation payable under this Agreement, including salary, bonus opportunities and Fringe Benefits, based on such factors and considerations as the Committee deems reasonable and appropriate in its sole discretion, and the parties agree to negotiate in good faith an amendment to this Agreement reflecting the results of such compensation review, which amendment shall not be in the aggregate less favorable to the Executive than currently provided in this Agreement.
            3.    Trade Secrets; Return of Documents and Property.

                  (a) Executive acknowledges that during the course of his employment he will receive secret, confidential and proprietary information ("Trade Secrets") of Ascent and of other companies with which Ascent does business on a confidential basis and that Executive will create and develop Trade Secrets for the benefit of Ascent. Trade Secrets shall include, without limitation, (i) literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, custom databases, "know-how," formulae, secret processes or machines, inventions, computer programs (including documentation of such programs) (collectively, "Technical Trade Secrets"), and
(ii) matters of a business nature, such as customer data and proprietary information about costs, profits, markets and sales, customer databases, and other information of a similar nature to the extent not available to the public, and plans for future development (collectively, "Business Trade Secrets"). All Trade Secrets disclosed to or created by Executive shall be deemed to be the exclusive property of Ascent (as the context may require). Executive acknowledges that Trade Secrets have economic value to Ascent due to the fact that Trade Secrets are not generally known to the public or the trade and that the unauthorized use or disclosure of Trade Secrets is likely to be detrimental to the interests of Ascent and its subsidiaries. Executive therefore agrees to hold in strict confidence and not to disclose to any third party any Trade Secret acquired or created or developed by Executive during the term of this Agreement except (i) when Executive is required to use or disclose any Trade Secret in the proper course of the Executive's rendition of services to Ascent hereunder, (ii) when such Trade Secret becomes public knowledge other than through a breach of this Agreement, or (iii) when Executive is required to disclose any Trade Secret pursuant to any valid court order in which the Executive is compelled to disclose such Trade Secret. The Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity. For a period of two (2) years after termination of the Employment Period for all Business Trade Secrets and for a period of five (5) years after termination of the Employment Period for all Technical Trade Secrets, the Executive shall not use or otherwise disclose Trade Secrets unless such information (x) becomes public knowledge or is generally known in the entertainment or sports industry among executives comparable to the Executive other than through a breach of this Agreement, (y) is disclosed to the Executive by a third party who is entitled to receive and disclose such Trade Secret, or
(z) is required to be disclosed pursuant to any valid court order, in which case the Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity.

                  (b) Upon the effective date of notice of the Executive's or Ascent's election to terminate this Agreement, or at any time upon the request of Ascent, the Executive (or his heirs or personal representatives) shall deliver to Ascent (i) all documents and materials containing or otherwise relating to Trade Secrets or other information relating to Ascent's business and affairs, and (ii) all documents, materials and other property belonging to Ascent, which in either case are in the possession or under the control of the Executive (or his heirs or personal representatives). The Executive shall be entitled to keep his personal records relating to Ascent's business and affairs except to the extent those contain documents or materials described in clause
(i) or (ii) of the preceding sentence, in which case Executive may retain copies for his personal and confidential use.

            4. Discoveries and Works. All discoveries and works made or conceived by the Executive during his employment by Ascent pursuant to this Agreement, jointly or with others, that relate to Ascent's activities ("Discoveries and Works") shall be owned by Ascent. Discoveries and Works shall include, without limitation, literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, other works of authorship, inventions, computer programs (including documentation of such programs), technical improvements, processes and drawings. The Executive shall
(i) promptly notify, make full disclosure to, and execute and deliver any documents reasonably requested by, Ascent to evidence or better assure title to such Discoveries and Works in Ascent, (ii) assist Ascent in obtaining or maintaining for itself at its own expense United States and foreign copyrights, trade secret protection or other protection of any and all such Discoveries and Works, and (iii) promptly execute, whether during his employment by Ascent or thereafter, all applications or other endorsements necessary or appropriate to maintain copyright and other rights for Ascent and to protect their title thereto. Any Discoveries and Works which, within sixty days after the termination of the Executive's employment by Ascent, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by the Executive and which pertain to work performed by the Executive while with Ascent shall, as between the Executive and Ascent be presumed to have been made during the Executive's employment by Ascent.

            5. Termination. This Agreement shall remain in effect during the Employment Period, and this Agreement and Executive's employment with Ascent may be terminated only as follows:

                  (a) By the  Executive  (an  "Executive  Election") at any time upon sixty (60) days advance written notice to Ascent upon an "Executive Election Event" (as defined below). In such event or if the Executive's employment is terminated by Ascent without "cause" (as defined below), there will be no forfeiture, penalty, reduction or other adverse effect upon any rights or interests relating to any Fringe Benefits, including, without limitation, the SARs and any other stock-based incentives, all of which will fully vest, to the extent not previously vested, immediately upon such termination becoming effective and final. Without limiting the foregoing, in the event of an Executive Election or if the Executive's employment is terminated without "cause," the Executive shall be entitled to receive the following benefits through the longer of (a) the remainder of the Employment Period as if this Agreement had remained in effect until the end of such four-year Employment Period and (B) three years following the date of such termination (the "Duration Period"): (i) his then current Base Salary; (ii) an Annual Bonus equal to seventy-five percent (75%) of his then current Base Salary; and (iii) all other benefits provided pursuant to Sections 2(c), (d) and (e) of this Agreement. The Executive shall have no obligation to seek other employment in the event of his termination pursuant to this paragraph (a), and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. Ascent shall have the option at any time during the Duration Period to pay to the Executive in a lump sum the amounts remaining under clauses (i) and (ii) of this paragraph (a). If Ascent exercises such option, Ascent shall have no further compensation payment obligations under clauses (i) and (ii) above. Upon any termination of the Executive's employment under this Section 5(a), Ascent shall establish a "rabbi" trust, i.e., a trust for the benefit of the Executive which is irrevocable by Ascent, but whose assets will be available to Ascent's general creditors upon Ascent's insolvency, with terms and provisions reasonably acceptable to the Executive, and shall contribute to such trust an amount equal to the sum of all payments to be made to the Executive by reason of such termination of employment, including, but not limited to, the amounts set forth in Sections 5(a)(i), (ii) and (iii), and the amount which the Executive would receive if he exercised all of his SARs and stock-based incentives on the date of his termination of employment. Ascent shall at all times remain liable to carry out its obligations under this Agreement, but such obligations may be satisfied with the assets of such trust distributed pursuant to the terms of the trust, and any such distribution shall reduce Ascent's obligations under this Agreement. In all circumstances of termination under this Section 5(a), Ascent shall remain obligated under clause (iii) and all stock-based incentives(including the SARs) will remain exercisable for the maximum period provided in each applicable grant.

            An "Executive Election Event" shall be any of the following: (I) any substantial reduction (except in connection with the termination of his employment voluntarily by the Executive or by Ascent for "cause" as defined below) by Ascent, without the Executive's express written consent, of his responsibilities as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Ascent; (II) any change in the reporting structure set forth in Section 1(b) above; (III) any reduction in Executive's title such that he is no longer the chief operating officer nor chief financial officer , or the functional equivalent thereof; (IV) a "Change of Control Event" (as defined in Section 7(a) below); provided that in such event, the amounts payable to the Executive under this Section 5(a) will be contributed to the "rabbi" trust as provided above no later than one day before such change of control becomes effective, whether or not the Executive has given notice of termination at such time, and payable to the Executive in a lump sum upon the effectiveness of his termination as a result of a Change in Control Event; (V) any other material default of this Agreement which continues for ten (10) business days following Ascent's receipt of written notice from the Executive specifying the manner in which Ascent is in default of this Agreement; (VI) the Board=s requiring Executive to be based at any office location other than the principal offices of Ascent, or the relocation, without Executive=s consent, of such principal offices to a location outside the greater Denver area prior to the second anniversary of the Effective Date; or (VII) any purported termination of Executive=s employment otherwise than as expressly permitted by the Agreement.

                        (b)   By Ascent at any time for "cause."  For
purposes of this Agreement, Ascent shall have "cause" to terminate the Executive's employment hereunder upon (i) the continued and deliberate failure of the Executive to perform his material duties, in a manner substantially consistent with the manner reasonably prescribed by the Board and in accordance with the terms of this Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), which failure continues for ten
(10) business days following the Executive's receipt of written notice from the Board specifying the manner in which the Executive is in default of his duties,
(ii) the engaging by the Executive in intentional serious misconduct that is materially and demonstrably injurious to Ascent or its reputation, which misconduct, if it is reasonably capable of being cured, is not cured by the Executive within ten (10) business days following the Executive's receipt of written notice from the Board specifying the serious misconduct engaged in by the Executive, (iii) the conviction, which is not subject to further appeal, of the Executive of commission of a felony, whether or not such felony was committed in connection with Ascent's business, or (iv) any material breach by the Executive of Section 8 hereof. If Ascent shall terminate the Executive's employment for "cause," there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits. In such event, Ascent, in full satisfaction of all of Ascent's obligations under this Agreement and in respect of the termination of the Executive's employment with Ascent, shall pay the Executive his Base Salary, a prorated Annual Bonus and all other compensation, benefits and reimbursement through the date of termination of his employment, provided that the SARs and any other stock options granted to the Executive under the Ascent option or any successor plan shall terminate three months after the date of termination of his employment for "cause".

                  6.    Disability; Death.

                        (a)   If, prior to the expiration or termination of
the Employment Period, the Executive shall be unable to perform substantially his duties by reason of disability or impairment of health for at least six consecutive calendar months, Ascent shall have the right to terminate this Agreement by giving sixty (60) days written notice to the Executive to that effect, but only if at the time such notice is given such disability or impairment is still continuing. Following the expiration of the notice period, the Employment Period shall terminate, and Ascent's payment obligations to the Executive under Section 2(a) and (b) shall terminate with the payment of the Executive's Base Salary for the month in which the Employment Period terminates and a prorated Annual Bonus through such month, and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate in accordance with their terms, but in no event less than one year after such termination, notwithstanding the limitations of Section 2(e) of this Agreement. In the event of a dispute as to whether the Executive is disabled within the meaning of this paragraph (a), or the duration of any disability, either party may request a medical examination of the Executive by a doctor appointed by the Chief of Staff of a hospital selected by mutual agreement of the parties, or as the parties may otherwise agree, and the written medical opinion of such doctor shall be conclusive and binding upon the parties as to whether the Executive has become disabled and the date when such disability arose. The cost of any such medical examinations shall be borne by Ascent.

            (b) If, prior to the expiration or termination of the Employment Period, the Executive shall die, Ascent shall pay to the Executive's estate his Base Salary and a prorated Annual Bonus through the end of the month in which the Executive's death occurred, at which time the Employment Period shall terminate without further notice and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate one year after the date of termination of the Executive's employment for death, notwithstanding the limitations of Section 2(e) of this Agreement.

            (c) Nothing contained in this Section 6 shall impair or otherwise affect any rights and interests of the Executive under any compensation plan or arrangement of Ascent which may be adopted by the Board.
      7.    Change of Control.

(a) If, prior to the termination of the Employment Period, there is a "Change of Control Event" (as hereinafter defined in this paragraph (a)), the Executive shall have the right to exercise his Executive Election in accordance with
Section 5(a) by giving notice either prior to such Change of Control Event becoming effective or up to 180 days following such Change of Control Event, but termination pursuant to such notice shall not take effect in accordance with
Section 5(a)(IV) in any event prior to 120 days following such Change of Control Event, provided, however, payment to the Executive shall be made as set forth in
Section 5(a)(IV). The expiration of such 180-day period shall not affect the Executive's right to give notice under Section 5(a) with respect to any other Executive Election Event. A "Change of Control Event" shall mean and include either the occurrence of any of the following with respect to Ascent, or any of the following becoming highly likely to occur, in the determination of the
Board: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause
(iii) below; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            (b) In the event that Ascent adopts any "change of control" provisions applicable to any Ascent benefits plans, respectively, providing for the accelerated vesting and/or payment of any benefits for its senior management group, solely to the extent that such provisions give Executive greater rights than those provided in paragraph (a) above, such better provisions shall apply to the Executive to the same extent as other Ascent senior executives on a favored nations basis with respect to the benefits affected by such Ascent provisions, respectively.

                  8.    Non-Competition.

                        (a) As an inducement for Ascent to enter into this Agreement, the Executive agrees that for a period commencing as of the Effective Date and running through the earlier of (i) the end of the Employment Period if the Executive remains employed by Ascent for the entire Employment Period or (ii) one year following termination of the Executive's employment by Ascent for "cause" as defined in Section 5(b) hereof, or by the Executive for any reason (other than an Executive Election Event, in which case the provisions of this paragraph (a) shall not apply) (the "Non-Competition Period"), the Executive shall not, without the prior written consent of the Board, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by Ascent.

                        For the purpose of this Agreement, a business shall be considered to be competitive with any business of Ascent only if such business is engaged in providing services or products (i) substantially similar to (A) any service or product currently provided by Ascent during the Employment Period; (B) any service or product which directly evolves from or directly results from enhancements in the ordinary course during the Non-Competition Period to the services or products provided by Ascent as of the date hereof or during the Employment Period; or (C) any future service or product of Ascent as to which the Executive materially and substantially participated in the development or enhancement, and (ii) to customers, distributors or clients served by Ascent during the Non-Competition Period.

                        (b) Non-Solicitation of Employees. During the Non-Competition Period, the Executive will not (for his own benefit or for the benefit of any person or entity other than Ascent) solicit, or assist any person or entity other than Ascent to solicit, any officer, director, executive or employee (other than an administrative or clerical employee) of Ascent to leave his or her employment; provided, that the foregoing prohibition shall not preclude the Executive from hiring any such person who responds to a general solicitation on behalf of the Executive or an entity with whom the Executive is associated at such time.

                        (c)   Reasonableness; Interpretation.  The
Executive acknowledges and agrees, solely for purposes of determining the enforceability of this Section 8 (and not for purposes of determining the amount of money damages or for any other reason), that (i) the markets served by Ascent are national and international and are not dependent on the geographic location of executive personnel or the businesses by which they are employed; (ii) the length of the Non-Competition Period is linked to the term of the Employment Period and the severance benefit provided for in Section 5(a); and (iii) the above covenants are reasonable as an inducement to Ascent to enter into this Agreement, and the parties expressly agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of Ascent. In the event that the covenants in this Section 8 shall be determined by any court of competent jurisdiction in any action to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, they shall be interpreted to extend only over the maximum period of time for which they may be enforceable, and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action.

                        (d) Investment. Nothing in this Agreement shall be deemed to prohibit the Executive from owning equity or debt investments in any corporation, partnership or other entity which is competitive with Ascent, provided that such investments (i) are passive investments and constitute five percent (5%) or less of the outstanding equity securities of such an entity the equity securities of which are traded on a national securities exchange or other public market, or (ii) are approved by the Board.

                  9. Indemnification; Liability Insurance. The Executive shall be entitled to indemnification and coverage under Ascent's liability insurance policy for directors and officers to the same extent as other directors and officers of Ascent. During and after the term of employment, Ascent hereby agrees to indemnify and hold Executive harmless against any and all claims arising from or in connection with his employment by or service to Ascent to the full extent permitted by law and, in connection therewith, to advance the expenses of Executive incurred in defending against such claims subject to such limitations as may actually be required by law.

      10. Enforcement. The Executive acknowledges that a breach of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement will cause irreparable damage to Ascent, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive agrees that if the Executive breaches or threatens to breach any of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement, in addition to any other remedy which may be available at law or in equity, Ascent shall be entitled to seek specific performance and injunctive relief.

      11.   Arbitration.

            (a) Subject to Ascent's right to enforce Sections 3, 4 and 8 hereof by an injunction issued by a court having jurisdiction (which right shall prevail over and supersede the provisions of this Section 11), any dispute relating to this Agreement, including the enforceability of this Section 11, arising between the Executive and Ascent shall be settled by arbitration which shall be conducted in Denver, Colorado, or any other location where the Executive then resides at Ascent's request, before a single arbitrator in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). Within 90 days after the Effective Date, the parties shall mutually agree upon three possible arbitrators, one of whom shall be selected by the AAA within 2 days after notice of a dispute to be arbitrated under this
Section 11. The parties shall instruct the arbitrator to use his or her best efforts to conclude the arbitration within 60 days after notice of the dispute to AAA.

            (b) The award of any such arbitrator shall be final. Judgment upon such award may be entered by the prevailing party in any federal or state court sitting in Denver, Colorado or any other location where the Executive then resides at Ascent's request.

            (c) The parties will bear their own costs associated with arbitration and will each pay one-half of the arbitration costs and fees of AAA; however, the arbitrator may in his sole discretion determine that the costs of the arbitration proceedings, including attorneys' fees, shall be paid entirely by one party to the arbitration if the arbitrator determines that the other party is the prevailing party in such arbitration.

      12.   Indemnification and Gross-up for Excise Taxes.

      (a) The Company hereby indemnifies the Executive and holds the Executive harmless from and against any and all liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) the Executive may incur as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any similar provision of state or local income tax law (the "Excise Tax"), to the end that the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. In furtherance of such indemnification, the Company shall pay to the Executive a payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes, including income taxes and the Excise Tax imposed on the Gross-Up Payment and any interest or penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely tax returns or to pay taxes shown due on such returns and any tax liability, including interest and penalties, unrelated to the Excise Tax or the Gross-Up Amount), the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. At such time or times necessary to carry out the purposes of this Section 12 in view of the withholding requirement of Section 4999(c)(1) of the Code, but in no event later than December 31 of each year in which the Executive receives a payment from the Company under this Agreement or in the nature of Compensation, the Company shall pay to the Executive one or more Gross-Up Payments for all payments under this Agreement and any other payments in the nature of compensation which the Company determines are "excess parachute payments" under Section 280G(b)(1) of the Code ("Excess Parachute Payments"). If, through a determination of the Internal Revenue Service or any state or local taxing authority (a "Taxing Authority"), or a judgment of any court, the Executive becomes liable for an amount of Excise Tax not covered by the Gross-Up Payment payable pursuant to the preceding sentence, the Company shall pay the Executive an additional Gross-up Payment to make the Executive whole for such additional Excise Tax; provided, however, that, pursuant to Section 12, the Company shall have the right to require the Executive to protest, contest, or appeal any such determination or judgment. For purposes of this Section 12, any amount which the Company is required to withhold under Sections 3402 or 4999 of the Code or under any other provision of law shall be deemed to have been paid to the Executive.

      (b) Upon payment to the Executive of a Gross-Up Payment, the Company shall provide the Executive with a written statement showing the Company's computation of such Gross-Up Payment and the Excess Parachute Payments and Excise Tax to which it relates, and setting forth the Company's determination of the amount of gross income the Executive is required to recognize as a result of such payments and the Executive's liability for the Excise Tax. The Executive shall cause the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment to be prepared and filed in accordance with such statement, and upon such filing, the Executive shall certify in writing to the Company that such returns have been so prepared and filed. At the Executive's request, the Company shall furnish to the Executive, at no cost to the Executive, assistance in preparing the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment in accordance with such statement. Notwithstanding the provisions of Section 12(a), the Company shall not be obligated to indemnify the Executive from and against any tax liability, cost or expense (including, without limitation, any liability for the Excise Tax or attorney's fees or costs) to the extent such tax liability, cost or expense is attributable to the Executive's failure to comply with the provisions of the
Section 12(b).

      (c) If any controversy arises between the Executive and a Taxing Authority with respect to the treatment on any return of the Gross-Up Amount, or of any payment the Executive receives from the Company as an Excess Parachute Payment, or with respect to any return which a Taxing Authority asserts should show an Excess Parachute Payment, including, without limitation, any audit, protest to an appeals authority of a Taxing Authority or litigation (a "Controversy"), the Company shall have the right, solely with respect to a Controversy, to direct the Executive to protest or contest any proposed adjustment or deficiency, initiate an appeals procedure with any Taxing Authority, commence any judicial proceeding, make any settlement agreement, or file a claim for refund of tax, and the Executive shall not take any of such steps without the prior written approval of the Company. If the Company elects, the Executive shall be represented in any Controversy by attorneys, accountants, and other advisors selected by the Company, and the Company shall pay the fees, costs and expenses of such attorneys, accountants, or advisors, and any tax liability the Executive may incur as a result of such payment. The Executive shall promptly notify the Company of any communication with a Taxing Authority, and the Executive shall promptly furnish to the Company copies of any written correspondence, notices, or documents received from a Taxing Authority relating to a Controversy. The Executive shall cooperate fully with the Company in the handling of any Controversy by furnishing to the Company any information or documentation relating to or bearing upon the Controversy; provided, however, that the Executive shall not be obligated to furnish to the Company copies of any portion of the Executive's tax returns which do not bear upon, and are not affected by, the Controversy.
      (d) The Executive shall pay over to the Company, within ten (10) days after the Executive's receipt thereof, any refund the Executive receives from any Taxing Authority of all or any portion of the Gross-Up Payment or the Excise Tax, together with any interest the Executive receives from such Taxing Authority on such refund. For purposes of this Section 12(d), a reduction in the Executive's tax liability attributable to the previous payment of the Gross-Up Amount or the Excise Tax shall be deemed to be a refund. If the Executive would have received a refund of all or any portion of the Gross-Up Payment or the Excise Tax, except the a Taxing Authority offset the amount of such refund against other tax liabilities, interest, or penalties, the Executive shall pay the amount of such offset over to the Company together with the amount of interest the Executive would have received from the Taxing Authority if such offset had been an actual refund, within ten (10) days after receipt of notice from the Taxing Authority of such offset.

            13.  Severability.   Should  any  provision  of  this  Agreement  be
determined to be unenforceable or prohibited by any applicable law, such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition without invalidating the balance of such provision or any other provision of this Agreement, and any such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14. Assignment. The Executive's rights and obligations under this Agreement shall not be assignable by the Executive. Ascent's rights and obligations under this Agreement shall not be assignable by Ascent except as incident to the transfer, by merger or otherwise, of all or substantially all of the business of Ascent. In the event of any such assignment by Ascent, all rights of Ascent hereunder shall inure to the benefit of the assignee.

            15. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method, provided that in such case it shall also be sent by certified or registered mail, return receipt requested; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. Unless otherwise changed by notice, in each case notice shall be sent to:

                  If to Executive, addressed to:

                        James A. Cronin, III

                        18947 E. Hinsdale Ave.

                        Aurora, Colorado 80016

                  If to Ascent, addressed to:

                        Ascent Entertainment Group, Inc.

                        1200 Seventeenth Street

                        Denver, Colorado 80202

                        Attention: Charlie Lyons

                          Telecopier No. (303) 595-0823

                  With a copy to:

                           Ascent Entertainment Group

                        1200 Seventeenth Street

                        Denver, Colorado 80202

                           Attention: Arthur M. Aaron

                          Telecopier No. (303) 595-0127

            16. Miscellaneous. This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The validity, interpretation, performance and enforcement of the Agreement shall be governed by the laws of the State of Colorado. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       /s/ James A. Cronin, III

                                   James A. Cronin, III, Executive

                                ASCENT ENTERTAINMENT GROUP, INC.

                                       By: /s/ Charles Lyons

                                        Title: President and Chief Executive
                                     Officer

                                                                    EXHIBIT 10.3


                                 EMPLOYMENT AGREEMENT

      This   AGREEMENT  made  as  of  June  27,  1997,  by  and  between  Ascent
Entertainment Group, Inc., a Delaware corporation ("Ascent" or the "Company"), and Arthur M. Aaron, a resident of the State of Colorado(the "Executive").

      WHEREAS, effective on June 27, 1997 (the "Distribution Date"), COMSAT Corporation ("COMSAT") distributed its remaining 80.67% interest in Ascent to COMSAT's shareholders; and

      WHEREAS, Ascent desires to employ the Executive as Vice President, Business and Legal Affairs and Corporate Secretary of Ascent, and the Executive desires to accept such employment, on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements made herein, and intending to be legally bound hereby, Ascent and the Executive agree as follows:

      1.    Employment; Duties.

                  (a) Employment and Employment Period. Ascent shall employ the Executive to serve as Vice President, Business and Legal Affairs and Corporate Secretary of Ascent or its successor entity for a period (the "Employment Period") commencing on June 27, 1997 (the "Effective Date") and continuing thereafter for a term of five years until June 27, 2002 unless terminated in accordance with the provisions of this Agreement. Each 12 month period ending on the anniversary date of the Effective Date is sometimes referred to herein as a "year of the Employment Period."

            (b) Offices, Duties and Responsibilities. The Executive shall report directly to the President and Chief Executive Officer of Ascent (the "CEO"). The Executive's offices initially shall be located at the Company=s headquarters, which are presently located in Denver, Colorado. The Executive shall have all duties and authority customarily accorded a senior legal officer, general counsel and corporate secretary.

            (c) Devotion to Interests of Ascent. During the Employment Period, the Executive shall render his business services solely in the performance of his duties hereunder. The Executive shall use his best efforts to promote the interests and welfare of Ascent. Notwithstanding the foregoing, the Executive shall be entitled to undertake such outside activities (e.g., charitable, educational, personal interests, board of directors membership, and so forth, that do not compete with the business of Ascent as do not unreasonably or materially interfere with the performance of his duties hereunder as reasonably determined by the CEO in consultation with the Executive.

      2.    Compensation and Fringe Benefits.

            (a)   Base Compensation.  Ascent shall pay the

            Executive a base salary ("Base Salary") at the rate of $175,000 per year during the Employment Period with payments made in installments in accordance with Ascent's regular practice for compensating executive personnel, provided that in no event shall such payments be made less frequently than twice per month. The Base Salary for the Executive shall be reviewed each year during the Employment Period commencing the second year of the Employment Period. Any Base Salary increases shall be approved by the Board in its sole discretion.

            (b) Bonus Compensation. The Executive will be eligible to receive bonuses ("Annual Bonus") during the Employment Period in accordance with the following parameters: (i) the target bonus for each year during the Employment Period shall be 35% of Base Salary for achieving 100% of the target level for the performance measures; and (ii) the performance measures, the relative weight to be accorded each performance measure and the amount of bonus payable in relation to the target bonus for achieving more or less than 100% of the target level for the performance measures shall be determined for each year during the Employment Period by the Compensation Committee after consultation with the CEO and the Executive.

            (c) Fringe Benefits. The Executive also shall be entitled to participate in group health, dental and disability insurance programs, and any group profit sharing, deferred compensation, supplemental life insurance or other benefit plans as are generally made available by Ascent to the senior executives of Ascent on a favored nations basis. Such benefits shall include reimbursement of documented expenses reasonably incurred in connection with travel and entertainment related to Ascent's business and affairs. All benefits described in the foregoing sentence that are reportable as earned or unearned income will be grossed up by Ascent in connection with federal and state tax obligations to provide Executive with appropriate net tax coverage so that the benefits received by the Executive from the foregoing sentence shall be net of income and employment taxes thereon. Ascent reserves the right to modify or terminate from time to time the fringe benefits provided to the senior management group, provided that the fringe benefits provided to the Executive shall not be materially reduced on an overall basis during the Employment Period.

            (d) Stock Appreciation Rights. Ascent hereby grants to Executive as of the Effective Date stock appreciation rights ("SARs"), exercisable only for cash, with respect to 100,000 shares of Ascent's common stock, par value $0.01 per share, each such SAR exercisable at the per-share price equal to the average of the high and low sale prices of the Common Stock on the five trading days commencing on the Distribution Date (the "Exercise Price"). The SARs shall be exercisable by Executive according to the following schedule:

                  (i)   10% of the SARs on or after June 27, 1997;

                  (ii) 15% of the SARs on or after December 18, 1997;

                  (iii)25% of the SARs on or after December 18, 1998;

                  (iv)  25% of the SARs on or after December 18, 1999;

                  (v)   25% of the SARs on or after December 18, 2000.

            Notwithstanding the foregoing, 100% of the SARs shall immediately vest and become immediately exercisable, without any further action by the Executive, upon the occurrence of any "Change of Control Event" as defined in
Section 7(a) below, or upon the occurrence of any event that results in Ascent=s Common Stock no longer being traded on any of the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System (including, without limitation, as a result of any so-called "going private" transaction with Ascent). Such SARs shall be represented by a SAR agreement containing appropriate terms consistent with the provisions of this Agreement. The SARs, to the extent they remain unexercised, shall automatically and without further notice terminate and become of no further force and effect only at the time of the earliest of the following to occur:

                  (x) Three months after the date upon which a termination for cause by Ascent (as provided in Section 5(b)) shall have become effective and final; or

                  (y)   December 18, 2005.

      In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization, merger, consolidation, subdivision, combination or other change which affects the character or amount of Ascent's common stock after the Effective Date and prior to the exercise and/or expiration of all of the SARs, the number and exercise price of and/or the formula for determining the value of such unissued or unexercised SARs shall be adjusted in order to make such SARs, as nearly as may be practicable, equivalent in nature and value to the SARs that would have existed had such change not taken place. In addition, if Ascent adopts a stock-based incentive plan that in Executive's sole judgment provides for any term(s) more favorable to the grantee than any term(s) set forth above, Executive will be entitled to the benefit of such more favorable term(s) with respect to the SARs, other than with respect to the vesting schedule thereof, but in no event will any term(s) applicable to the SARs be less favorable to Executive than those set forth above.

      During the Employment Period, the Executive shall be granted additional stock-based incentives as determined by the Compensation Committee in its sole discretion. Notwithstanding any other provision of this Agreement except Section 5(b), the Compensation Committee may in its discretion provide that any stock-based incentives granted to the Executive which have not vested prior to his termination of employment shall continue to vest in accordance with their original terms as if the Executive's employment had not terminated.

                  (e) Conflicting Provisions. Solely to the extent of any conflict between the provisions of this Agreement and the provisions of any agreement between Executive, on the one hand, and Ascent and any of its affiliated or related entities, on the other hand, relating to stock-based incentives (including the SARs), life insurance, health insurance, any other employee equity participation, profit sharing or retirement plan, group health plan or other employee benefits (individually and collectively referred to herein as the "Fringe Benefits"), the provisions of this Agreement will control.

                  (f) Compensation Review. The Compensation Committee shall conduct a review of the total compensation payable under this Agreement, including salary, bonus opportunities and Fringe Benefits, based on such factors and considerations as the Committee deems reasonable and appropriate in its sole discretion, and the parties agree to negotiate in good faith an amendment to this Agreement reflecting the results of such compensation review, which amendment shall not be in the aggregate less favorable to the Executive than currently provided in this Agreement.

      3.    Trade Secrets; Return of Documents and Property.

            (a) Executive acknowledges that during the course of his employment he will receive secret, confidential and proprietary information ("Trade Secrets") of Ascent and of other companies with which Ascent does business on a confidential basis and that Executive will create and develop Trade Secrets for the benefit of Ascent. Trade Secrets shall include, without limitation, (a) literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, custom databases, "know-how," formulae, secret processes or machines, inventions, computer programs (including documentation of such programs) (collectively, ATechnical Trade Secrets@), and (b) matters of a business nature, such as customer data and proprietary information about costs, profits, markets and sales, customer databases, and other information of a similar nature to the extent not available to the public, and plans for future development (collectively, ABusiness Trade Secrets@). All Trade Secrets disclosed to or created by Executive shall be deemed to be the exclusive property of Ascent (as the context may require). Executive acknowledges that Trade Secrets have economic value to Ascent due to the fact that Trade Secrets are not generally known to the public or the trade and that the unauthorized use or disclosure of Trade Secrets is likely to be detrimental to the interests of Ascent and its subsidiaries. Executive therefore agrees to hold in strict confidence and not to disclose to any third party any Trade Secret acquired or created or developed by Executive during the term of this Agreement except (i) when Executive is required to use or disclose any Trade Secret in the proper course of the Executive's rendition of services to Ascent hereunder, (ii) when such Trade Secret becomes public knowledge other than through a breach of this Agreement, or (iii) when Executive is required to disclose any Trade Secret pursuant to any valid court order in which the Executive is compelled to disclose such Trade Secret. The Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity. For a period of two (2) years after termination of the Employment Period for all Business Trade Secrets and for a period of five (5) years after termination of the Employment Period for all Technical Trade Secrets, the Executive shall not use or otherwise disclose Trade Secrets unless such information (x) becomes public knowledge or is generally known in the entertainment or sports industry among executives comparable to the Executive other than through a breach of this Agreement, (y) is disclosed to the Executive by a third party who is entitled to receive and disclose such Trade Secret, or (z) is required to be disclosed pursuant to any valid court order, in which case the Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity.

            (b) Upon the effective date of notice of the Executive's or Ascent's election to terminate this Agreement, or at any time upon the request of Ascent, the Executive (or his heirs or personal representatives) shall deliver to Ascent
(i) all documents and materials containing or otherwise relating to Trade Secrets or other information relating to Ascent's business and affairs, and (ii) all documents, materials and other property belonging to Ascent, which in either case are in the possession or under the control of the Executive (or his heirs or personal representatives). The Executive shall be entitled to keep his personal records relating to Ascent's business and affairs except to the extent those contain documents or materials described in clause (i) or (ii) of the preceding sentence, in which case Executive may retain copies for his personal and confidential use.

      4. Discoveries and Works. All discoveries and works made or conceived by the Executive during his employment by Ascent pursuant to this Agreement, jointly or with others, that relate to Ascent's activities ("Discoveries and Works") shall be owned by Ascent. Discoveries and Works shall include, without limitation, literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, other works of authorship, inventions, computer programs (including documentation of such programs), technical improvements, processes and drawings. The Executive shall (i) promptly notify, make full disclosure to, and execute and deliver any documents reasonably requested by, Ascent to evidence or better assure title to such Discoveries and Works in Ascent, (ii) assist Ascent in obtaining or maintaining for itself at its own expense United States and foreign copyrights, trade secret protection or other protection of any and all such Discoveries and Works, and
(iii) promptly execute, whether during his employment by Ascent or thereafter, all applications or other endorsements necessary or appropriate to maintain copyright and other rights for Ascent and to protect their title thereto. Any Discoveries and Works which, within sixty days after the termination of the Executive's employment by Ascent, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by the Executive and which pertain to work performed by the Executive while with Ascent and COMSAT, shall, as between the Executive and Ascent and COMSAT, be presumed to have been made during the Executive's employment by Ascent.

      5. Termination. This Agreement shall remain in effect during the Employment Period, and this Agreement and Executive's employment with Ascent may be terminated only as follows:

            (a) By the Executive (an "Executive Election") at any time upon sixty (60) days advance written notice to Ascent upon an "Executive Election Event" (as defined below). In such event or if the Executive's employment is terminated by Ascent without "cause" (as defined below), there will be no forfeiture, penalty, reduction or other adverse effect upon any rights or interests relating to any Fringe Benefits, including, without limitation, the SARs and any other stock-based incentives all of which will fully vest, to the extent not previously vested, immediately upon such termination becoming effective and final. Without limiting the foregoing, in the event of an Executive Election or if the Executive's employment is terminated without "cause," the Executive shall be entitled to receive the following benefits through the longer of (x) the remainder of the Employment Period as if this Agreement had remained in effect until the end of such five-year Employment Period and (y) one year following the date of such termination (the "Duration Period"): (i) his then current Base Salary; (ii) an Annual Bonus equal to thirty-five percent (35%) of his then current Base Salary; and (iii) all other benefits provided pursuant to Sections 2(c) and (d) of this Agreement. The Executive shall have no obligation to seek other employment in the event of his termination pursuant to this paragraph (a), and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. Ascent shall have the option at any time during the Duration Period to pay to the Executive in a lump sum the amounts remaining under clauses (i) and (ii) of this paragraph (a). If Ascent exercises such option, Ascent shall have no further compensation payment obligations under clauses (i) and (ii) above. Upon any termination of the Executive's employment under this Section 5(a), Ascent shall establish a "rabbi" trust, i.e., a trust for the benefit of the Executive which is irrevocable by Ascent, but whose assets will be available to Ascent's general creditors upon Ascent's insolvency, with terms and provisions reasonably acceptable to the Executive, and shall contribute to such trust an amount equal to the sum of all payments to be made to the Executive by reason of such termination of employment, including, but not limited to, the amounts set forth in Sections 5(a)(i), (ii) and (iii), and the amount which the Executive would receive if he exercised all of his SARs and stock-based incentives on the date of his termination of employment. Ascent shall at all times remain liable to carry out its obligations under this Agreement, but such obligations may be satisfied with the assets of such trust distributed pursuant to the terms of the trust, and any such distribution shall reduce Ascent's obligations under this Agreement. In all circumstances of termination under this Section 5(a), Ascent shall remain obligated under clause (iii) and all stock-based incentives(including the SARs) will remain exercisable for the maximum period provided in each applicable grant.

            An "Executive Election Event" shall be any of the following: (I) any substantial reduction (except in connection with the termination of his employment voluntarily by the Executive or by Ascent for "cause" as defined below) by Ascent, without the Executive's express written consent, of his responsibilities as Vice President, Business and Legal Affairs of Ascent; (II) any change in the reporting structure set forth in Section 1(b) above; (III) any requirement that Executive perform material services of lesser stature than those typically performed by the senior legal officer or general counsel of comparably sized companies in the entertainment industry; (IV) a "Change of Control Event" (as defined in Section 7(a) below); provided that in such event, the amounts payable to the Executive under this Section 5(a) will be contributed to the "rabbi" trust as provided above no later than one day before such change of control becomes effective, whether or not the Executive has given notice of termination at such time, and payable to the Executive in a lump sum upon the effectiveness of his termination as a result of a Change in Control Event; (V) any other material default of this Agreement which continues for ten (10) business days following Ascent's receipt of written notice from the Executive specifying the manner in which Ascent is in default of this Agreement; (VI) the Board=s requiring Executive to be based at any office location other than the principal offices of Ascent, or the relocation, without Executive=s consent, of such principal offices to a location outside the greater Denver area prior to the second anniversary of the Effective Date; or (VII) any purported termination of Executive=s employment otherwise than as expressly permitted by the Agreement.

            (b) By Ascent at any time for "cause." For purposes of this Agreement, Ascent shall have "cause" to terminate the Executive's employment hereunder upon (i) the continued and deliberate failure of the Executive to perform his material duties, in a manner substantially consistent with the manner reasonably prescribed by the CEO and in accordance with the terms of this Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), which failure continues for ten (10) business days following the Executive's receipt of written notice from the CEO specifying the manner in which the Executive is in default of his duties, (ii) the engaging by the Executive in intentional serious misconduct that is materially and demonstrably injurious to Ascent or its reputation, which misconduct, if it is reasonably capable of being cured, is not cured by the Executive within ten (10) business days following the Executive's receipt of written notice from the CEO specifying the serious misconduct engaged in by the Executive, (iii) the conviction of the Executive of commission of a felony involving a crime of moral turpitude, whether or not such felony was committed in connection with Ascent's business, or (iv) any material breach by the Executive of Section 8 hereof. If Ascent shall terminate the Executive's employment for "cause," there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits. In such event, Ascent, in full satisfaction of all of Ascent's obligations under this Agreement and in respect of the termination of the Executive's employment with Ascent, shall pay the Executive his Base Salary, a prorated Annual Bonus and all other compensation, benefits and reimbursement through the date of termination of his employment, provided that the SARs and any other stock options granted to the Executive under the Ascent option or any successor plan shall terminate three months after the date of termination of his employment for "cause".

      6.    Disability; Death.

            (a) If, prior to the expiration or termination of the Employment Period, the Executive shall be unable to perform substantially his duties by reason of disability or impairment of health for at least six consecutive calendar months, Ascent shall have the right to terminate this Agreement by giving sixty (60) days written notice to the Executive to that effect, but only if at the time such notice is given such disability or impairment is still continuing. Following the expiration of the notice period, the Employment Period shall terminate, and Ascent's payment obligations to the Executive under Section 2(a) and (b) shall terminate with the payment of the Executive's Base Salary for the month in which the Employment Period terminates and a prorated Annual Bonus through such month, and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate in accordance with their terms, but in no event less than one year after such termination, notwithstanding the limitations of Section 2(d) of this Agreement. In the event of a dispute as to whether the Executive is disabled within the meaning of this paragraph (a), or the duration of any disability, either party may request a medical examination of the Executive by a doctor appointed by the Chief of Staff of a hospital selected by mutual agreement of the parties, or as the parties may otherwise agree, and the written medical opinion of such doctor shall be conclusive and binding upon the parties as to whether the Executive has become disabled and the date when such disability arose. The cost of any such medical examinations shall be borne by Ascent.

            (b) If, prior to the expiration or termination of the Employment Period, the Executive shall die, Ascent shall pay to the Executive's estate his Base Salary and a prorated Annual Bonus through the end of the month in which the Executive's death occurred, at which time the Employment Period shall terminate without further notice and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate one year after the date of termination of the Executive=s employment for death, notwithstanding the limitations of Section 2(d) of this Agreement.

            (c) Nothing contained in this Section 6 shall impair or otherwise affect any rights and interests of the Executive under any compensation plan or arrangement of Ascent which may be adopted by the Board.

      7.    Change of Control.

            (a) If, prior to the termination of the Employment Period, there is a "Change of Control Event" (as hereinafter defined in this paragraph (a)), the Executive shall have the right to exercise his Executive Election in accordance with Section 5(a) by giving notice either prior to such Change of Control Event becoming effective or up to 180 days following such Change of Control Event, but termination pursuant to such notice shall not take effect in accordance with
Section 5(a)(IV) in any event prior to 120 days following such Change of Control Event, provided, however, payment to the Executive shall be made as set forth in
Section 5(a)(IV). The expiration of such 180-day period shall not affect the Executive's right to give notice under Section 5(a) with respect to any other Executive Election Event. A "Change of Control Event" shall mean and include either the occurrence of any of the following with respect to Ascent, or any of the following becoming highly likely to occur, in the determination of the
Board: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause
(iii) below; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            (b) In the event that Ascent adopts any "change of control" provisions applicable to any Ascent benefits plans, respectively, providing for the accelerated vesting and/or payment of any benefits for its senior management group, solely to the extent that such provisions give Executive greater rights than those provided in paragraph (a) above, such better provisions shall apply to the Executive to the same extent as other Ascent senior executives on a favored nations basis with respect to the benefits affected by such Ascent provisions, respectively.

      8.    Non-Competition.

            (a) As an inducement for Ascent to enter into this Agreement, the Executive agrees that for a period commencing as of the Effective Date and running through the earlier of (i) the end of the Employment Period if the Executive remains employed by Ascent for the entire Employment Period or (ii) one year following termination of the Executive's employment by Ascent for "cause" as defined in Section 5(b) hereof, or by the Executive for any reason (other than an Executive Election Event, in which case the provisions of this paragraph (a) shall not apply) (the "Non-Competition Period"), the Executive shall not, without the prior written consent of the Board, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by Ascent.

            For the purpose of this Agreement, a business shall be considered to be competitive with any business of Ascent only if such business is engaged in providing services or products (i) substantially similar to (A) any service or product currently provided by Ascent during the Employment Period; (B) any service or product which directly evolves from or directly results from enhancements in the ordinary course during the Non-Competition Period to the services or products provided by Ascent as of the date hereof or during the Employment Period; or (C) any future service or product of Ascent as to which the Executive materially and substantially participated in the development or enhancement, and (ii) to customers, distributors or clients served by Ascent during the Non-Competition Period.

            (b) Non-Solicitation of Employees. During the Non-Competition Period, the Executive will not (for his own benefit or for the benefit of any person or entity other than Ascent) solicit, or assist any person or entity other than Ascent to solicit, any officer, director, executive or employee (other than an administrative or clerical employee) of Ascent to leave his or her employment.

            (c) Reasonableness; Interpretation. The Executive acknowledges and agrees, solely for purposes of determining the enforceability of this Section 8 (and not for purposes of determining the amount of money damages or for any other reason), that (i) the markets served by Ascent are national and international and are not dependent on the geographic location of executive personnel or the businesses by which they are employed; (ii) the length of the Non-Competition Period is linked to the term of the Employment Period and the severance benefit provided for in Section 5(a); and (iii) the above covenants are reasonable as an inducement to Ascent to enter into this Agreement, and the parties expressly agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of Ascent. In the event that the covenants in this Section 8 shall be determined by any court of competent jurisdiction in any action to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, they shall be interpreted to extend only over the maximum period of time for which they may be enforceable, and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action.

            (d) Investment. Nothing in this Agreement shall be deemed to prohibit the Executive from owning equity or debt investments in any corporation, partnership or other entity which is competitive with Ascent, provided that such investments (i) are passive investments and constitute five percent (5%) or less of the outstanding equity securities of such an entity the equity securities of which are traded on a national securities exchange or other public market, or (ii) are approved by the Board.

      9. Indemnification; Liability Insurance. The Executive shall be entitled to indemnification and coverage under Ascent's liability insurance policy for directors and officers to the same extent as other officers of Ascent. During and after the term of employment, Ascent hereby agrees to indemnify and hold Executive harmless against any and all claims arising from or in connection with his employment by or service to Ascent to the full extent permitted by law and, in connection therewith, to advance the expenses of Executive incurred in defending against such claims subject to such limitations as may actually be required by law.

      10. Enforcement. The Executive acknowledges that a breach of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement will cause irreparable damage to Ascent, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive agrees that if the Executive breaches or threatens to breach any of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement, in addition to any other remedy which may be available at law or in equity, Ascent shall be entitled to seek specific performance and injunctive relief.

      11.   Arbitration.

            (a) Subject to Ascent's right to enforce Sections 3, 4 and 8 hereof by an injunction issued by a court having jurisdiction (which right shall prevail over and supersede the provisions of this Section 11), any dispute relating to this Agreement, including the enforceability of this Section 11, arising between the Executive and Ascent shall be settled by arbitration which shall be conducted in Denver, Colorado, or any other location where the Executive then resides at Ascent's request, before a single arbitrator in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). Within 90 days after the Effective Date, the parties shall mutually agree upon three possible arbitrators, one of whom shall be selected by the AAA within 2 days after notice of a dispute to be arbitrated under this
Section 11. The parties shall instruct the arbitrator to use his or her best efforts to conclude the arbitration within 60 days after notice of the dispute to AAA.

            (b) The award of any such arbitrator shall be final. Judgment upon such award may be entered by the prevailing party in any federal or state court sitting in Denver, Colorado or any other location where the Executive then resides at Ascent's request.

            (c) The parties will bear their own costs associated with arbitration and will each pay one-half of the arbitration costs and fees of AAA; however, the arbitrator may in his sole discretion determine that the costs of the arbitration proceedings, including attorneys= fees, shall be paid entirely by one party to the arbitration if the arbitrator determines that the other party is the prevailing party in such arbitration.

      12.   Indemnification and Gross-up for Excise Taxes.

      (a) The Company hereby indemnifies the Executive and holds the Executive harmless from and against any and all liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) the Executive may incur as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any similar provision of state or local income tax law (the "Excise Tax"), to the end that the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. In furtherance of such indemnification, the Company shall pay to the Executive a payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes, including income taxes and the Excise Tax imposed on the Gross-Up Payment and any interest or penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely tax returns or to pay taxes shown due on such returns and any tax liability, including interest and penalties, unrelated to the Excise Tax or the Gross-Up Amount), the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. At such time or times necessary to carry out the purposes of this Section 12 in view of the withholding requirement of Section 4999(c)(1) of the Code, but in no event later than December 31 of each year in which the Executive receives a payment from the Company under this Agreement or in the nature of compensation, the Company shall pay to the Executive one or more Gross-Up Payments for all payments under this Agreement and any other payments in the nature of compensation which the Company determines are "excess parachute payments" under Section 280G(b)(1) of the Code ("Excess Parachute Payments"). If, through a determination of the Internal Revenue Service or any state or local taxing authority (a "Taxing Authority"), or a judgment of any court, the Executive becomes liable for an amount of Excise Tax not covered by the Gross-Up Payment payable pursuant to the preceding sentence, the Company shall pay the Executive an additional Gross-up Payment to make the Executive whole for such additional Excise Tax; provided, however, that, pursuant to Section 12, the Company shall have the right to require the Executive to protest, contest, or appeal any such determination or judgment. For purposes of this Section 12, any amount which the Company is required to withhold under Sections 3402 or 4999 of the Code or under any other provision of law shall be deemed to have been paid to the Executive.

      (b) Upon payment to the Executive of a Gross-Up Payment, the Company shall provide the Executive with a written statement showing the Company's computation of such Gross-Up Payment and the Excess Parachute Payments and Excise Tax to which it relates, and setting forth the Company's determination of the amount of gross income the Executive is required to recognize as a result of such payments and the Executive's liability for the Excise Tax. The Executive shall cause the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment to be prepared and filed in accordance with such statement, and upon such filing, the Executive shall certify in writing to the Company that such returns have been so prepared and filed. At the Executive's request, the Company shall furnish to the Executive, at no cost to the Executive, assistance in preparing the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment in accordance with such statement. Notwithstanding the provisions of Section 12(a), the Company shall not be obligated to indemnify the Executive from and against any tax liability, cost or expense (including, without limitation, any liability for the Excise Tax or attorney's fees or costs) to the extent such tax liability, cost or expense is attributable to the Executive's failure to comply with the provisions of the
Section 12(b).

      (c) If any controversy arises between the Executive and a Taxing Authority with respect to the treatment on any return of the Gross-Up Amount, or of any payment the Executive receives from the Company as an Excess Parachute Payment, or with respect to any return which a Taxing Authority asserts should show an Excess Parachute Payment, including, without limitation, any audit, protest to an appeals authority of a Taxing Authority or litigation (a "Controversy"), the Company shall have the right, solely with respect to a Controversy, to direct the Executive to protest or contest any proposed adjustment or deficiency, initiate an appeals procedure with any Taxing Authority, commence any judicial proceeding, make any settlement agreement, or file a claim for refund of tax, and the Executive shall not take any of such steps without the prior written approval of the Company. If the Company elects, the Executive shall be represented in any Controversy by attorneys, accountants, and other advisors selected by the Company, and the Company shall pay the fees, costs and expenses of such attorneys, accountants, or advisors, and any tax liability the Executive may incur as a result of such payment. The Executive shall promptly notify the Company of any communication with a Taxing Authority, and the Executive shall promptly furnish to the Company copies of any written correspondence, notices, or documents received from a Taxing Authority relating to a Controversy. The Executive shall cooperate fully with the Company in the handling of any Controversy by furnishing to the Company any information or documentation relating to or bearing upon the Controversy; provided, however, that the Executive shall not be obligated to furnish to the Company copies of any portion of the Executive's tax returns which do not bear upon, and are not affected by, the Controversy.

      (d) The Executive shall pay over to the Company, within ten (10) days after the Executive's receipt thereof, any refund the Executive receives from any Taxing Authority of all or any portion of the Gross-Up Payment or the Excise Tax, together with any interest the Executive receives from such Taxing Authority on such refund. For purposes of this Section 12(d), a reduction in the Executive's tax liability attributable to the previous payment of the Gross-Up Amount or the Excise Tax shall be deemed to be a refund. If the Executive would have received a refund of all or any portion of the Gross-Up Payment or the Excise Tax, except the a Taxing Authority offset the amount of such refund against other tax liabilities, interest, or penalties, the Executive shall pay the amount of such offset over to the Company together with the amount of interest the Executive would have received from the Taxing Authority if such offset had been an actual refund, within ten (10) days after receipt of notice from the Taxing Authority of such offset.

      13. Severability. Should any provision of this Agreement be determined to be unenforceable or prohibited by any applicable law, such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition without invalidating the balance of such provision or any other provision of this Agreement, and any such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      14.  Assignment.   The  Executive's  rights  and  obligations  under  this
Agreement shall not be assignable by the Executive. Ascent's rights and obligations under this Agreement shall not be assignable by Ascent except as incident to the transfer, by merger or otherwise, of all or substantially all of the business of Ascent. In the event of any such assignment by Ascent, all rights of Ascent hereunder shall inure to the benefit of the assignee.

      15. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method, provided that in such case it shall also be sent by certified or registered mail, return receipt requested; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. Unless otherwise changed by notice, in each case notice shall be sent to:

            If to Executive, addressed to:

                  Arthur M. Aaron

                  5911 E. Crestline Dr.

                  Greenwood Village, Colorado 80111

            If to Ascent, addressed to:

                  Ascent Entertainment Group, Inc.

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: James A. Cronin, III

                  Telecopier No. (303) 595-0823

            With a copy to:

                  Ascent Entertainment Group

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: Assistant General Counsel

                  Telecopier No. (303) 595-0127

      16. Miscellaneous. This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The validity, interpretation, performance and enforcement of the Agreement shall be governed by the laws of the State of Colorado. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                          /s/   Arthur M. Aaron

                           Arthur M. Aaron, Executive

                        ASCENT ENTERTAINMENT GROUP, INC.

                         By:   /s/ James A Cronin, III

                        Title: Executive Vice President,
                                    Chief Financial Officer and Chief
                                        Operating Officer

                                                                    EXHIBIT 10.4


                        EMPLOYMENT AGREEMENT

      This   AGREEMENT  made  as  of  June  27,  1997,  by  and  between  Ascent
Entertainment Group, Inc., a Delaware corporation ("Ascent" or the "Company"), and David A. Holden, a resident of the State of Colorado(the "Executive").

      WHEREAS, effective on June 27, 1997 (the "Distribution Date"), COMSAT Corporation ("COMSAT") distributed its remaining 80.67% interest in Ascent to COMSAT's shareholders; and

      WHEREAS, Ascent desires to employ the Executive as Vice President, Finance and Controller of Ascent, and the Executive desires to accept such employment, on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements made herein, and intending to be legally bound hereby, Ascent and the Executive agree as follows:

      1.    Employment; Duties.

                  (a) Employment and Employment Period. Ascent shall employ the Executive to serve as Vice President, Finance and Controller of Ascent or its successor entity for a period (the "Employment Period") commencing on June 27, 1997 (the "Effective Date") and continuing thereafter for a term of five years until June 27, 2002 unless terminated in accordance with the provisions of this Agreement. Each 12 month period ending on the anniversary date of the Effective Date is sometimes referred to herein as a "year of the Employment Period."

            (b) Offices, Duties and Responsibilities. The Executive shall report directly to the Chief Financial Officer of Ascent (the "CFO"). The Executive's offices initially shall be located at the Company=s headquarters, which are presently located in Denver, Colorado. The Executive shall have all duties and authority customarily accorded the principal accounting officer and controller, and such other duties as determined by the CFO from time to time.

            (c) Devotion to Interests of Ascent. During the Employment Period, the Executive shall render his business services solely in the performance of his duties hereunder. The Executive shall use his best efforts to promote the interests and welfare of Ascent. Notwithstanding the foregoing, the Executive shall be entitled to undertake such outside activities (e.g., charitable, educational, personal interests, board of directors membership, and so forth, that do not compete with the business of Ascent as do not unreasonably or materially interfere with the performance of his duties hereunder as reasonably determined by the CEO in consultation with the Executive.

      2.    Compensation and Fringe Benefits.

            (a)   Base Compensation.  Ascent shall pay the

            Executive a base salary ("Base Salary") at the rate of $150,000 per year during the Employment Period with payments made in installments in accordance with Ascent's regular practice for compensating executive personnel, provided that in no event shall such payments be made less frequently than twice per month. The Base Salary for the Executive shall be reviewed each year during the Employment Period commencing the second year of the Employment Period. Any Base Salary increases shall be approved by the Board in its sole discretion.

            (b) Bonus Compensation. The Executive will be eligible to receive bonuses ("Annual Bonus") during the Employment Period in accordance with the following parameters: (i) the target bonus for each year during the Employment Period shall be 35% of Base Salary for achieving 100% of the target level for the performance measures; and (ii) the performance measures, the relative weight to be accorded each performance measure and the amount of bonus payable in relation to the target bonus for achieving more or less than 100% of the target level for the performance measures shall be determined for each year during the Employment Period by the Compensation Committee after consultation with the CFO and the Executive.

            (c) Fringe Benefits. The Executive also shall be entitled to participate in group health, dental and disability insurance programs, and any group profit sharing, deferred compensation, supplemental life insurance or other benefit plans as are generally made available by Ascent to the senior executives of Ascent on a favored nations basis. Such benefits shall include reimbursement of documented expenses reasonably incurred in connection with travel and entertainment related to Ascent's business and affairs, which shall be deemed to include expenses related to Executive's membership in a Denver area country club on substantially the same basis as paid by Ascent on the date hereof. All benefits described in the foregoing sentence that are reportable as earned or unearned income will be Agrossed up@ by Ascent in connection with federal and state tax obligations to provide Executive with appropriate net tax coverage so that the benefits received by the Executive from the foregoing sentence shall be net of income and employment taxes thereon. Ascent reserves the right to modify or terminate from time to time the fringe benefits provided to the senior management group, provided that the fringe benefits provided to the Executive shall not be materially reduced on an overall basis during the Employment Period.

            (d) Stock Appreciation Rights. Ascent hereby grants to Executive as of the Effective Date stock appreciation rights ("SARs"), exercisable only for cash, with respect to 50,000 shares of Ascent's common stock, par value $0.01 per share, each such SAR exercisable at the per-share price equal to the average of the high and low sale prices of the Common Stock on the five trading days commencing on the Distribution Date (the "Exercise Price"). The SARs shall be exercisable by Executive according to the following schedule:

                  (i)   2,500 SARs on or after June 27, 1997;

                  (ii) an additional 2,500 SARs on or after April 1, 1998;

                  (iii) an additional 10,000 SARs on or after June 27, 1998;

                  (iv) an additional 5,000 SARs on or after April 1, 1999;

                  (v) an additional 10,000 SARs on or after June 27, 1999; and

                  (vi) an additional 20,000 SARs on or after June 27, 2000.

            Notwithstanding the foregoing, 100% of the SARs shall immediately vest and become immediately exercisable, without any further action by the Executive, upon the occurrence of any "Change of Control Event" as defined in
Section 7(a) below, or upon the occurrence of any event that results in Ascent=s Common Stock no longer being traded on any of the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System (including, without limitation, as a result of any so-called "going private" transaction with Ascent). Such SARs shall be represented by a SAR agreement containing appropriate terms consistent with the provisions of this Agreement. The SARs, to the extent they remain unexercised, shall automatically and without further notice terminate and become of no further force and effect only at the time of the earliest of the following to occur:

                  (x) Three months after the date upon which a termination for cause by Ascent (as provided in Section 5(b)) shall have become effective and final; or

                  (y)   December 18, 2005.

      In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization, merger, consolidation, subdivision, combination or other change which affects the character or amount of Ascent's common stock after the Effective Date and prior to the exercise and/or expiration of all of the SARs, the number and exercise price of and/or the formula for determining the value of such unissued or unexercised SARs shall be adjusted in order to make such SARs, as nearly as may be practicable, equivalent in nature and value to the SARs that would have existed had such change not taken place. In addition, if Ascent adopts a stock-based incentive plan that in Executive's sole judgment provides for any term(s) more favorable to the grantee than any term(s) set forth above, Executive will be entitled to the benefit of such more favorable term(s) with respect to the SARs, other than with respect to the vesting schedule thereof, but in no event will any term(s) applicable to the SARs be less favorable to Executive than those set forth above.

      During the Employment Period, the Executive shall be granted additional stock-based incentives as determined by the Compensation Committee in its sole discretion. Notwithstanding any other provision of this Agreement except Section 5(b), the Compensation Committee may in its discretion provide that any stock-based incentives granted to the Executive which have not vested prior to his termination of employment shall continue to vest in accordance with their original terms as if the Executive's employment had not terminated.

                  (e) Conflicting Provisions. Solely to the extent of any conflict between the provisions of this Agreement and the provisions of any agreement between Executive, on the one hand, and Ascent and/or any of its affiliated or related entities, on the other hand, relating to stock-based incentives (including the SARs), life insurance, health insurance, any other employee equity participation, profit sharing or retirement plan, group health plan or other employee benefits (individually and collectively referred to herein as the "Fringe Benefits"), the provisions of this Agreement will control.

      3.    Trade Secrets; Return of Documents and Property.

            (a) Executive acknowledges that during the course of his employment he will receive secret, confidential and proprietary information ("Trade Secrets") of Ascent and of other companies with which Ascent does business on a confidential basis and that Executive will create and develop Trade Secrets for the benefit of Ascent. Trade Secrets shall include, without limitation, (a) literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, custom databases, "know-how," formulae, secret processes or machines, inventions, computer programs (including documentation of such programs) (collectively, ATechnical Trade Secrets@), and (b) matters of a business nature, such as customer data and proprietary information about costs, profits, markets and sales, customer databases, and other information of a similar nature to the extent not available to the public, and plans for future development (collectively, ABusiness Trade Secrets@). All Trade Secrets disclosed to or created by Executive shall be deemed to be the exclusive property of Ascent (as the context may require). Executive acknowledges that Trade Secrets have economic value to Ascent due to the fact that Trade Secrets are not generally known to the public or the trade and that the unauthorized use or disclosure of Trade Secrets is likely to be detrimental to the interests of Ascent and its subsidiaries. Executive therefore agrees to hold in strict confidence and not to disclose to any third party any Trade Secret acquired or created or developed by Executive during the term of this Agreement except (i) when Executive is required to use or disclose any Trade Secret in the proper course of the Executive's rendition of services to Ascent hereunder, (ii) when such Trade Secret becomes public knowledge other than through a breach of this Agreement, or (iii) when Executive is required to disclose any Trade Secret pursuant to any valid court order in which the Executive is compelled to disclose such Trade Secret. The Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity. For a period of two (2) years after termination of the Employment Period for all Business Trade Secrets and for a period of five (5) years after termination of the Employment Period for all Technical Trade Secrets, the Executive shall not use or otherwise disclose Trade Secrets unless such information (x) becomes public knowledge or is generally known in the entertainment or sports industry among executives comparable to the Executive other than through a breach of this Agreement, (y) is disclosed to the Executive by a third party who is entitled to receive and disclose such Trade Secret, or (z) is required to be disclosed pursuant to any valid court order, in which case the Executive shall notify Ascent immediately of any such court order in order to enable Ascent to contest such order's validity.

            (b) Upon the effective date of notice of the Executive's or Ascent's election to terminate this Agreement, or at any time upon the request of Ascent, the Executive (or his heirs or personal representatives) shall deliver to Ascent
(i) all documents and materials containing or otherwise relating to Trade Secrets or other information relating to Ascent's business and affairs, and (ii) all documents, materials and other property belonging to Ascent, which in either case are in the possession or under the control of the Executive (or his heirs or personal representatives). The Executive shall be entitled to keep his personal records relating to Ascent's business and affairs except to the extent those contain documents or materials described in clause (i) or (ii) of the preceding sentence, in which case Executive may retain copies for his personal and confidential use.

      4. Discoveries and Works. All discoveries and works made or conceived by the Executive during his employment by Ascent pursuant to this Agreement, jointly or with others, that relate to Ascent's activities ("Discoveries and Works") shall be owned by Ascent. Discoveries and Works shall include, without limitation, literary, dramatic or other works, screenplays, stories, adaptations, scripts, treatments, formats, "bibles," scenarios, characters, titles of any kind and any rights therein, other works of authorship, inventions, computer programs (including documentation of such programs), technical improvements, processes and drawings. The Executive shall (i) promptly notify, make full disclosure to, and execute and deliver any documents reasonably requested by, Ascent to evidence or better assure title to such Discoveries and Works in Ascent, (ii) assist Ascent in obtaining or maintaining for itself at its own expense United States and foreign copyrights, trade secret protection or other protection of any and all such Discoveries and Works, and
(iii) promptly execute, whether during his employment by Ascent or thereafter, all applications or other endorsements necessary or appropriate to maintain copyright and other rights for Ascent and to protect their title thereto. Any Discoveries and Works which, within sixty days after the termination of the Executive's employment by Ascent, are made, disclosed, reduced to a tangible or written form or description, or are reduced to practice by the Executive and which pertain to work performed by the Executive while with Ascent shall, as between the Executive and Ascent, be presumed to have been made during the Executive's employment by Ascent.

      5. Termination. This Agreement shall remain in effect during the Employment Period, and this Agreement and Executive's employment with Ascent may be terminated only as follows:

            (a) By the Executive (an "Executive Election") at any time upon sixty (60) days advance written notice to Ascent upon an "Executive Election Event" (as defined below). In such event or if the Executive's employment is terminated by Ascent without "cause" (as defined below), there will be no forfeiture, penalty, reduction or other adverse effect upon any rights or interests relating to any Fringe Benefits, including, without limitation, the SARs and any other stock-based incentives, all of which will fully vest, to the extent not previously vested, immediately upon such termination becoming effective and final. Without limiting the foregoing, in the event of an Executive Election or if the Executive's employment is terminated without "cause," the Executive shall be entitled to receive the following benefits through the longer of (x) the remainder of the Employment Period as if this Agreement had remained in effect until the end of such five-year Employment Period and (y) one year following the date of such termination (the "Duration Period"): (i) his then current Base Salary; (ii) an Annual Bonus equal to thirty-five percent (35%) of his then current Base Salary; and (iii) all other benefits provided pursuant to Sections 2(c) and (d) of this Agreement. The Executive shall have no obligation to seek other employment in the event of his termination pursuant to this paragraph (a), and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain. Ascent shall have the option at any time during the Duration Period to pay to the Executive in a lump sum the amounts remaining under clauses (i) and (ii) of this paragraph (a). If Ascent exercises such option, Ascent shall have no further compensation payment obligations under clauses (i) and (ii) above. Upon any termination of the Executive's employment under this Section 5(a), Ascent shall establish a "rabbi" trust, i.e., a trust for the benefit of the Executive which is irrevocable by Ascent, but whose assets will be available to Ascent's general creditors upon Ascent's insolvency, with terms and provisions reasonably acceptable to the Executive, and shall contribute to such trust an amount equal to the sum of all payments to be made to the Executive by reason of such termination of employment, including, but not limited to, the amounts set forth in Sections 5(a)(i), (ii) and (iii), and the amount which the Executive would receive if he exercised all of his SARs and stock-based incentives on the date of his termination of employment. Ascent shall at all times remain liable to carry out its obligations under this Agreement, but such obligations may be satisfied with the assets of such trust distributed pursuant to the terms of the trust, and any such distribution shall reduce Ascent's obligations under this Agreement. In all circumstances of termination under this Section 5(a), Ascent shall remain obligated under clause (iii) and all stock-based incentives(including the SARs) will remain exercisable for the maximum period provided in each applicable grant.

            An "Executive Election Event" shall be any of the following: (I) any substantial reduction (except in connection with the termination of his employment voluntarily by the Executive or by Ascent for "cause" as defined below) by Ascent, without the Executive's express written consent, of his responsibilities as Vice President, Finance and Controller of Ascent; (II) any change in the reporting structure set forth in Section 1(b) above; (III) any requirement that Executive perform material services of lesser stature than those typically performed by the principal accounting officer and controller of comparably sized companies in the entertainment industry; (IV) a "Change of Control Event" (as defined in Section 7(a) below); provided that in such event, the amounts payable to the Executive under this Section 5(a) will be contributed to the "rabbi" trust as provided above no later than one day before such change of control becomes effective, whether or not the Executive has given notice of termination at such time, and payable to the Executive in a lump sum upon the effectiveness of his termination as a result of a Change in Control Event; (V) any other material default of this Agreement which continues for ten (10) business days following Ascent's receipt of written notice from the Executive specifying the manner in which Ascent is in default of this Agreement; (VI) the Board=s requiring Executive to be based at any office location other than the principal offices of Ascent, or the relocation, without Executive=s consent, of such principal offices to a location outside the greater Denver area prior to the second anniversary of the Effective Date; or (VII) any purported termination of Executive=s employment otherwise than as expressly permitted by the Agreement.

            (b) By Ascent at any time for "cause." For purposes of this Agreement, Ascent shall have "cause" to terminate the Executive's employment hereunder upon (i) the continued and deliberate failure of the Executive to perform his material duties, in a manner substantially consistent with the manner reasonably prescribed by the CFO and in accordance with the terms of this Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), which failure continues for ten (10) business days following the Executive's receipt of written notice from the CFO specifying the manner in which the Executive is in default of his duties, (ii) the engaging by the Executive in intentional serious misconduct that is materially and demonstrably injurious to Ascent or its reputation, which misconduct, if it is reasonably capable of being cured, is not cured by the Executive within ten (10) business days following the Executive's receipt of written notice from the CFO specifying the serious misconduct engaged in by the Executive, (iii) the conviction of the Executive of commission of a felony involving a crime of moral turpitude, whether or not such felony was committed in connection with Ascent's business, or (iv) any material breach by the Executive of Section 8 hereof. If Ascent shall terminate the Executive's employment for "cause," there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits. In such event, Ascent, in full satisfaction of all of Ascent's obligations under this Agreement and in respect of the termination of the Executive's employment with Ascent, shall pay the Executive his Base Salary, a prorated Annual Bonus and all other compensation, benefits and reimbursement through the date of termination of his employment, provided that the SARs and any other stock options granted to the Executive under the Ascent option or any successor plan shall terminate three months after the date of termination of his employment for "cause".

      6.    Disability; Death.

            (a) If, prior to the expiration or termination of the Employment Period, the Executive shall be unable to perform substantially his duties by reason of disability or impairment of health for at least six consecutive calendar months, Ascent shall have the right to terminate this Agreement by giving sixty (60) days written notice to the Executive to that effect, but only if at the time such notice is given such disability or impairment is still continuing. Following the expiration of the notice period, the Employment Period shall terminate, and Ascent's payment obligations to the Executive under Section 2(a) and (b) shall terminate with the payment of the Executive's Base Salary for the month in which the Employment Period terminates and a prorated Annual Bonus through such month, and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate in accordance with their terms, but in no event less than one year after such termination, notwithstanding the limitations of Section 2(d) of this Agreement. In the event of a dispute as to whether the Executive is disabled within the meaning of this paragraph (a), or the duration of any disability, either party may request a medical examination of the Executive by a doctor appointed by the Chief of Staff of a hospital selected by mutual agreement of the parties, or as the parties may otherwise agree, and the written medical opinion of such doctor shall be conclusive and binding upon the parties as to whether the Executive has become disabled and the date when such disability arose. The cost of any such medical examinations shall be borne by Ascent.

            (b) If, prior to the expiration or termination of the Employment Period, the Executive shall die, Ascent shall pay to the Executive's estate his Base Salary and a prorated Annual Bonus through the end of the month in which the Executive's death occurred, at which time the Employment Period shall terminate without further notice and there will be no forfeiture, penalty, reduction or other adverse effect upon any vested rights or interests relating to any Fringe Benefits; provided that the SARs and any other stock options granted to the Executive under the Ascent option plan or any successor plan shall become fully vested and shall terminate one year after the date of termination of the Executive=s employment for death, notwithstanding the limitations of Section 2(d) of this Agreement.

            (c) Nothing contained in this Section 6 shall impair or otherwise affect any rights and interests of the Executive under any compensation plan or arrangement of Ascent which may be adopted by the Board.

      7.    Change of Control.

            (a) If, prior to the termination of the Employment Period, there is a "Change of Control Event" (as hereinafter defined in this paragraph (a)), the Executive shall have the right to exercise his Executive Election in accordance with Section 5(a)(IV) by giving notice either prior to such Change of Control Event becoming effective or up to 180 days following such Change of Control Event, but termination pursuant to such notice shall not take effect in accordance with Section 5(a) in any event prior to 120 days following such Change of Control Event, however payment to the Executive shall be made as set forth in Section 5(a)(IV). The expiration of such 180-day period shall not affect the Executive's right to give notice under Section 5(a) with respect to any other Executive Election Event. A "Change of Control Event" shall mean and include either the occurrence of any of the following with respect to Ascent, or any of the following becoming highly likely to occur, in the determination of the Board: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of clause
(iii) below; or (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            (b) In the event that Ascent adopts any "change of control" provisions applicable to any Ascent benefits plans, respectively, providing for the accelerated vesting and/or payment of any benefits for its senior management group, solely to the extent that such provisions give Executive greater rights than those provided in paragraph (a) above, such better provisions shall apply to the Executive to the same extent as other Ascent senior executives on a favored nations basis with respect to the benefits affected by such Ascent provisions, respectively.

      8.    Non-Competition.

            (a) As an inducement for Ascent to enter into this Agreement, the Executive agrees that for a period commencing as of the Effective Date and running through the earlier of (i) the end of the Employment Period if the Executive remains employed by Ascent for the entire Employment Period or (ii) one year following termination of the Executive's employment by Ascent for "cause" as defined in Section 5(b) hereof, or by the Executive for any reason (other than an Executive Election Event, in which case the provisions of this paragraph (a) shall not apply) (the "Non-Competition Period"), the Executive shall not, without the prior written consent of the Board, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the conduct or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by Ascent.

            For the purpose of this Agreement, a business shall be considered to be competitive with any business of Ascent only if such business is engaged in providing services or products (i) substantially similar to (A) any service or product currently provided by Ascent during the Employment Period; (B) any service or product which directly evolves from or directly results from enhancements in the ordinary course during the Non-Competition Period to the services or products provided by Ascent as of the date hereof or during the Employment Period; or (C) any future service or product of Ascent as to which the Executive materially and substantially participated in the development or enhancement, and (ii) to customers, distributors or clients served by Ascent during the Non-Competition Period.

            (b) Non-Solicitation of Employees. During the Non-Competition Period, the Executive will not (for his own benefit or for the benefit of any person or entity other than Ascent) solicit, or assist any person or entity other than Ascent to solicit, any officer, director, executive or employee (other than an administrative or clerical employee) of Ascent to leave his or her employment.

            (c) Reasonableness; Interpretation. The Executive acknowledges and agrees, solely for purposes of determining the enforceability of this Section 8 (and not for purposes of determining the amount of money damages or for any other reason), that (i) the markets served by Ascent are national and international and are not dependent on the geographic location of executive personnel or the businesses by which they are employed; (ii) the length of the Non-Competition Period is linked to the term of the Employment Period and the severance benefit provided for in Section 5(a); and (iii) the above covenants are reasonable as an inducement for Ascent to enter into this Agreement, and the parties expressly agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of Ascent. In the event that the covenants in this Section 8 shall be determined by any court of competent jurisdiction in any action to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, they shall be interpreted to extend only over the maximum period of time for which they may be enforceable, and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action.

            (d) Investment. Nothing in this Agreement shall be deemed to prohibit the Executive from owning equity or debt investments in any corporation, partnership or other entity which is competitive with Ascent, provided that such investments (i) are passive investments and constitute five percent (5%) or less of the outstanding equity securities of such an entity the equity securities of which are traded on a national securities exchange or other public market, or (ii) are approved by the Board.

      9. Indemnification; Liability Insurance. The Executive shall be entitled to indemnification and coverage under Ascent's liability insurance policy for directors and officers to the same extent as other directors and officers of Ascent. During and after the term of employment, Ascent hereby agrees to indemnify and hold Executive harmless against any and all claims arising from or in connection with his employment by or service to Ascent to the full extent permitted by law and, in connection therewith, to advance the expenses of Executive incurred in defending against such claims subject to such limitations as may actually be required by law.

      10. Enforcement. The Executive acknowledges that a breach of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement will cause irreparable damage to Ascent, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive agrees that if the Executive breaches or threatens to breach any of the covenants or provisions contained in Sections 3, 4 and 8 of this Agreement, in addition to any other remedy which may be available at law or in equity, Ascent shall be entitled to seek specific performance and injunctive relief.

      11.   Arbitration.

            (a) Subject to Ascent's right to enforce Sections 3, 4 and 8 hereof by an injunction issued by a court having jurisdiction (which right shall prevail over and supersede the provisions of this Section 11), any dispute relating to this Agreement, including the enforceability of this Section 11, arising between the Executive and Ascent shall be settled by arbitration which shall be conducted in Denver, Colorado, or any other location where the Executive then resides at Ascent's request, before a single arbitrator in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). Within 90 days after the Effective Date, the parties shall mutually agree upon three possible arbitrators, one of whom shall be selected by the AAA within 2 days after notice of a dispute to be arbitrated under this
Section 11. The parties shall instruct the arbitrator to use his or her best efforts to conclude the arbitration within 60 days after notice of the dispute to AAA.

            (b) The award of any such arbitrator shall be final. Judgment upon such award may be entered by the prevailing party in any federal or state court sitting in Denver, Colorado or any other location where the Executive then resides at Ascent's request.

            (c) The parties will bear their own costs associated with arbitration and will each pay one-half of the arbitration costs and fees of AAA; however, the arbitrator may in his sole discretion determine that the costs of the arbitration proceedings, including attorneys= fees, shall be paid entirely by one party to the arbitration if the arbitrator determines that the other party is the prevailing party in such arbitration.

      12.   Indemnification and Gross-up for Excise Taxes.

      (a) The Company hereby indemnifies the Executive and holds the Executive harmless from and against any and all liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and costs) the Executive may incur as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any similar provision of state or local income tax law (the "Excise Tax"), to the end that the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. In furtherance of such indemnification, the Company shall pay to the Executive a payment (the "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes, including income taxes and the Excise Tax imposed on the Gross-Up Payment and any interest or penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely tax returns or to pay taxes shown due on such returns and any tax liability, including interest and penalties, unrelated to the Excise Tax or the Gross-Up Amount), the Executive shall be placed in the same tax position with respect to all payments under this Agreement and all other payments from the Company to the Executive in the nature of compensation as the Executive would have been in if the Excise Tax had never been enacted. At such time or times necessary to carry out the purposes of this Section 12 in view of the withholding requirement of Section 4999(c)(1) of the Code, but in no event later than December 31 of each year in which the Executive receives a payment from the Company under this Agreement or in the nature of compensation, the Company shall pay to the Executive one or more Gross-Up Payments for all payments under this Agreement and any other payments in the nature of compensation which the Company determines are "excess parachute payments" under Section 280G(b)(1) of the Code ("Excess Parachute Payments"). If, through a determination of the Internal Revenue Service or any state or local taxing authority (a "Taxing Authority"), or a judgment of any court, the Executive becomes liable for an amount of Excise Tax not covered by the Gross-Up Payment payable pursuant to the preceding sentence, the Company shall pay the Executive an additional Gross-up Payment to make the Executive whole for such additional Excise Tax; provided, however, that, pursuant to Section 12, the Company shall have the right to require the Executive to protest, contest, or appeal any such determination or judgment. For purposes of this Section 12, any amount which the Company is required to withhold under Sections 3402 or 4999 of the Code or under any other provision of law shall be deemed to have been paid to the Executive.

      (b) Upon payment to the Executive of a Gross-Up Payment, the Company shall provide the Executive with a written statement showing the Company's computation of such Gross-Up Payment and the Excess Parachute Payments and Excise Tax to which it relates, and setting forth the Company's determination of the amount of gross income the Executive is required to recognize as a result of such payments and the Executive's liability for the Excise Tax. The Executive shall cause the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment to be prepared and filed in accordance with such statement, and upon such filing, the Executive shall certify in writing to the Company that such returns have been so prepared and filed. At the Executive's request, the Company shall furnish to the Executive, at no cost to the Executive, assistance in preparing the Executive's federal, state, and local income tax returns for the period in which the Executive receives such Gross-Up Payment in accordance with such statement. Notwithstanding the provisions of Section 12(a), the Company shall not be obligated to indemnify the Executive from and against any tax liability, cost or expense (including, without limitation, any liability for the Excise Tax or attorney's fees or costs) to the extent such tax liability, cost or expense is attributable to the Executive's failure to comply with the provisions of the
Section 12(b).

      (c) If any controversy arises between the Executive and a Taxing Authority with respect to the treatment on any return of the Gross-Up Amount, or of any payment the Executive receives from the Company as an Excess Parachute Payment, or with respect to any return which a Taxing Authority asserts should show an Excess Parachute Payment, including, without limitation, any audit, protest to an appeals authority of a Taxing Authority or litigation (a "Controversy"), the Company shall have the right, solely with respect to a Controversy, to direct the Executive to protest or contest any proposed adjustment or deficiency, initiate an appeals procedure with any Taxing Authority, commence any judicial proceeding, make any settlement agreement, or file a claim for refund of tax, and the Executive shall not take any of such steps without the prior written approval of the Company. If the Company elects, the Executive shall be represented in any Controversy by attorneys, accountants, and other advisors selected by the Company, and the Company shall pay the fees, costs and expenses of such attorneys, accountants, or advisors, and any tax liability the Executive may incur as a result of such payment. The Executive shall promptly notify the Company of any communication with a Taxing Authority, and the Executive shall promptly furnish to the Company copies of any written correspondence, notices, or documents received from a Taxing Authority relating to a Controversy. The Executive shall cooperate fully with the Company in the handling of any Controversy by furnishing to the Company any information or documentation relating to or bearing upon the Controversy; provided, however, that the Executive shall not be obligated to furnish to the Company copies of any portion of the Executive's tax returns which do not bear upon, and are not affected by, the Controversy.

      (d) The Executive shall pay over to the Company, within ten (10) days after the Executive's receipt thereof, any refund the Executive receives from any Taxing Authority of all or any portion of the Gross-Up Payment or the Excise Tax, together with any interest the Executive receives from such Taxing Authority on such refund. For purposes of this Section 12(d), a reduction in the Executive's tax liability attributable to the previous payment of the Gross-Up Amount or the Excise Tax shall be deemed to be a refund. If the Executive would have received a refund of all or any portion of the Gross-Up Payment or the Excise Tax, except the a Taxing Authority offset the amount of such refund against other tax liabilities, interest, or penalties, the Executive shall pay the amount of such offset over to the Company together with the amount of interest the Executive would have received from the Taxing Authority if such offset had been an actual refund, within ten (10) days after receipt of notice from the Taxing Authority of such offset.

      13. Severability. Should any provision of this Agreement be determined to be unenforceable or prohibited by any applicable law, such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition without invalidating the balance of such provision or any other provision of this Agreement, and any such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      14.  Assignment.   The  Executive's  rights  and  obligations  under  this
Agreement shall not be assignable by the Executive. Ascent's rights and obligations under this Agreement shall not be assignable by Ascent except as incident to the transfer, by merger or otherwise, of all or substantially all of the business of Ascent. In the event of any such assignment by Ascent, all rights of Ascent hereunder shall inure to the benefit of the assignee.

      15. Notices. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method, provided that in such case it shall also be sent by certified or registered mail, return receipt requested; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. Unless otherwise changed by notice, in each case notice shall be sent to:

            If to Executive, addressed to:

                  David A. Holden

                  5220 South Flower Street

                  Littleton, Colorado 80123

            If to Ascent, addressed to:

                  Ascent Entertainment Group, Inc.

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: James A. Cronin, III

                  Telecopier No. (303) 595-0823

            With a copy to:

                  Ascent Entertainment Group

                  1200 Seventeenth Street

                  Denver, Colorado 80202

                  Attention: Arthur M. Aaron

                  Telecopier No. (303) 595-0127

            16. Miscellaneous. This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The validity, interpretation, performance and enforcement of the Agreement shall be governed by the laws of the State of Colorado. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          /s/ David A.
Holden
                                          David A. Holden, Executive

                                          ASCENT ENTERTAINMENT GROUP, INC.


                                          By:   /s/ James A. Cronin,
III
                                          Title: Executive Vice
President,
                                                      Chief Financial
                                              Officer and Chief Operating
                                              Officer

                                                                    EXHIBIT 99.1

PRESS RELEASE

ASCENT ENTERTAINMENT GROUP, INC.


Ascent Entertainment Board Names Lyons Chairman; Elects Three New Directors

COMSAT-Appointed Members Resign as Spin-off Is Complete

For Release:

6:30 a.m. NYT Monday, June 30, 1997

Contact:    Media             Analysts                Analysts
            Paul Jacobson           Karen Amrhine           Jim Cronin
            Ascent                  Sard, Verbinnen         Ascent
            (303) 626-7060          (212) 687-8080          (303) 626-7060
Denver, Colo. The Ascent Entertainment Group, Inc. (NASDAQ:GOAL) Board of Directors on Friday named Ascent President and CEO Charlie Lyons Chairman of the Board and elected as new Board members former Liberty Media President and CEO Peter Barton, Ascent Executive Vice President of Finance and COO Jim Cronin and Paul Gould, managing director and executive vice president of the New York investment bank Allen & Company.
            Lyons replaces Chairman Robert G. Schwartz, who was appointed by COMSAT Corporation and resigned Friday along with three other COMSAT appointees, Ed Colodny, Allen E. Flower and Allan G. Korobov, in connection with Ascent's spin-off from COMSAT.

            "We now have a superlative Board, one that knows our business," said
Lyons. "We have worked with Paul as our investment banker at Allen & Company and Jim as our Executive VP of Finance and COO, while Peter brings his extraordinary record of accomplishment in the television industry - having built Liberty Media Corporation into one of TV's most respected programming entities. Along with Chuck Lillis, president of US WEST Media Group and Chuck Neinas, formerly executive director of the College Football Association, Ascent's Board is well equipped to be totally focused on building value for Ascent stockholders." The tax-free dividend of Ascent shares from COMSAT Corporation (NYSE:CQ) to its shareholders became effective Friday afternoon at 3:00 mountain time. Under the terms of the distribution, COMSAT Corporation shareholders received approximately one-half share of Ascent stock for each share of COMSAT stock. As a result of the spin-off, Ascent is now a fully publicly-traded, independent Colorado-based media and entertainment company with all 29.8 million of its common shares trading on the NASDAQ stock exchange under the ticker symbol of GOAL.

            "Our independence is a major milestone for Ascent," added Lyons. "Now we must begin to build value for our stockholders through the combination of solid operating performance and the accomplishment of some key goals that will allow us to build value."

            Barton is former president and chief executive officer of Liberty Media Corporation and executive vice president of Tele-Communications, Inc.
(TCI). Prior to the TCI/Liberty merger of August 1994, Barton was president, chief executive officer and a director at Liberty, then a separate, publicly-held company, from its incorporation in 1991. He served in various positions at TCI from 1984 to 1991. Barton is currently a media and communications industry advisor and serves on the board of directors of First Albany Corporation, Black Entertainment Television and HSN, Inc.

            Gould has been managing director and executive vice president of Allen & Company, Incorporated for over 10 years and has been with the company for 20 years. Allen & Company is a financial advisor to Ascent and acted as lead underwriter in the company's initial public offering in December, 1995. Gould is a director of Tele-Communications, Inc. (TCI), United Video Satellite Group, Choice Hotels International, Inc. and Tele-Communications International, Inc.

            Cronin has been Executive Vice President of Finance and Chief Operating Officer of Ascent since June 1996. Before that he was a financial and management consultant and a partner in Alfred Checchi Associates. Cronin is a director of On Command Corporation, Ascent's 57 percent-owned subsidiary, and Landair Services, Inc.

            Ascent Entertainment Group's principal business is providing pay-per-view entertainment and information services through its majority-owned On Command Corporation. In addition, Ascent is involved in other entertainment-related businesses including ownership and operation of the NBA Denver Nuggets and NHL Colorado Avalanche, and Beacon Communications, a motion picture and television production company.
                                   # # #
For a menu of Ascent Entertainment Group's news releases available by fax 24 hours (no charge) or to retrieve a specific release, please call 1-800-758-5804, ext. 152850, or access the address http://www.prnewswire.com on the internet.

;


                                      MORE

PRESS RELEASE

ASCENT ENTERTAINMENT GROUP, INC.

Ascent Entertainment Group, Inc. Declares Dividend Distribution of Preferred Share Purchase Rights - Adopts Changes to Corporate Bylaws

For Release:

6:30 a.m. NYT Monday, June 30, 1997

Contact:    Media             Analysts          Analysts
            Paul Jacobson           Jim Cronin        Karen Amrhine
            Ascent                  Ascent            Sard, Verbinnen
            (303) 626-7060          (303) 626-7010    (212) 687-8080

Denver, Colo. In connection with the spin-off of Ascent Entertainment Group, Inc. from COMSAT Corporation, the new Ascent Board of Directors on Friday declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of the Company's common stock and adopted several changes to the company's bylaws.

            Charlie Lyons, Chairman, President and CEO of the company, said "The rights are designed to ensure that all of Ascent's stockholders receive fair and equal treatment in the event of any proposed takeover of the company and to guard against partial tender offers, squeeze-outs, open market accumulations and other abusive tactics to gain control of Ascent without paying all stockholders a control premium."

            The rights will be exercisable if a person or group acquires 15 percent or more of the company's common stock or announces a tender offer the consummation of which would result in ownership by a person or group of 15 percent or more of the common stock. Each right will entitle stockholders to buy one one-hundredth of a share of a new series of junior participating preferred stock at an exercise price of $40.00.

            If a person or group acquires 15 percent or more of Ascent's outstanding common stock, each right will entitle its holder (other than such person or group) to purchase, at the right's then-current exercise price, a number of the company's common shares having a market value of twice such price. In addition, if Ascent is acquired in a merger or other business combination transaction after a person has acquired 15 percent or more of the company's outstanding common stock, each right will entitle its holder (other than such person or group) to purchase, at the

                                     ;


right's exercise price of $40.00, a number of the acquiring company's common shares having a market value of twice such price.

            Following the acquisition by a person or group of beneficial ownership of 15 percent or more of Ascent's common stock and prior to an acquisition of up to 50 percent or more of the company's common stock, the Board of Directors may exchange the rights (other than rights owned by such person or group), in whole or part, at an exchange ratio of one share of common stock (or one one-hundredth of a share of the new series of junior participating preferred stock) per right.

            Prior to the acquisition by a person or group of beneficial ownership of 15 percent or more of the company's common stock, the rights are redeemable for one cent per right at the option of the Board of Directors.

            The Board of Directors is also authorized to reduce the 15 percent threshold referred to above to not less than 10 percent.

            The rights are intended to enable all Ascent stockholders to realize the long-term value of their investment in the company. The rights will not prevent a takeover, but should encourage anyone seeking to acquire the company to negotiate with the Board of Directors prior to attempting a takeover.

            The dividend distribution will be made on July 10, 1997 payable to stockholders of record on that date. The rights will expire on July 10, 2007. The rights distribution is not taxable to stockholders. A more detailed description of the rights will be sent to stockholders.

            On Friday, the Ascent Board adopted five changes to the company's bylaws that, along with the stockholders rights plan, will guard against the disruption caused by an unsolicited takeover attempt. The first change adds more detailed provisions specifying the procedures by which stockholders may nominate directors and introduce business to be considered at meetings of stockholders. The second modifies procedures for scheduling and conducting the annual meeting of stockholders. The third limits the ability of stockholders to call special meetings. The fourth bylaw change refines the procedures by which stockholders can act by written consent. The fifth and final change adds more detailed provisions relating to director and officer indemnification.

            Ascent Entertainment Group's principal business is providing pay-per-view entertainment and information services through its majority-owned On Command Corporation (NASDAQ:ONCO). In addition, Ascent (NASDAQ:GOAL) is involved in other entertainment-related businesses in

ASCENT -- PREFERRED STOCK DIVIDEND

JUNE 30, 1997 -- PAGE ;1


cluding ownership and operation of the NBA Denver Nuggets and NHL Colorado Avalanche, and Beacon Communications, a motion picture and television production company.


                                   # # #
For a menu of Ascent Entertainment Group's news releases available by fax 24 hours (no charge) or to retrieve a specific release, please call 1-800-758-5804, ext. 152850, or access the address http://www.prnewswire.com on the internet.